UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

              Investment Company Act file number           811-5850
                                                --------------------------------

                             OneAmerica Funds, Inc.
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 1 American Square, Indianapolis, IN, 46282-8216
  ----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Constance E. Lund
                 1 American Square, Indianapolis, IN, 46282-8216
   ---------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 317-285-1877
                                                            ------------

                   Date of fiscal year end: December 31, 2006
                                            -----------------

                   Date of reporting period: December 31, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N- CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

                    ANNUAL REPORT FOR
                         ONEAMERICA(R) FUNDS, INC.

                                                              DECEMBER 31, 2006

[LOGO OF ONEAMERICA(R)]  The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc., and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses and other pertinent information.

                         Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company(R) (AUL) are distributed by OneAmerica Securities, Inc., Member NASD, SIPC, a wholly owned subsidiary of AUL.

--------------------------------------------------------------------------------
           Directors and Officers of OneAmerica Funds, Inc.

Donald J. Stuhldreher, Chairman of the
Board of Directors                       Gilbert F. Viets, Director(1)
Dayton H. Molendorp, President           Deputy Commissioner and Chief of Staff,
Jean L. Wojtowicz, Director(1)              Indiana Department of Transportation
   President,                               Indianapolis, Indiana
   Cambridge Capital Management          Stephen J. Helmich, Director(1)
   Corporation Indianapolis, Indiana        President, Cathedral High School
James W. Murphy, Director                   Indianapolis, Indiana
Constance E. Lund, Treasurer             John C. Swhear, Assistant Secretary &
Thomas M. Zurek, Secretary                  Chief Compliance Officer

(1) Audit Committee

[PHOTO OF DAYTON H. MOLENDORP]  A Message
                                From
                                The President
                                of One America Funds, Inc.

With 2006 officially behind us, I'd like to step back and reflect on our year-end investment returns.

The U.S. equity market advanced for the fourth straight year in 2006 with calendar year performance exceeding most investors' expectations. Three major equity indices (the S&P 500, the Dow Jones Industrial Average and the NASDAQ Composite) each achieved double-digit total returns during the 12 months. After peaking last summer at more than $77.00 a barrel, the decline in oil prices during the remainder of the year provided a powerful economic stimulus to stock market returns.

Despite perplexing movements in bond yields, the bond market provided respectable returns during 2006. Bond investors tend to focus on changes in Federal Reserve Board policy. After an aggressive two-year campaign of raising short-term borrowing costs, the Fed changed its stance after the June 2006 Federal Open Market Committee meeting. To combat the possibility of an economic recession, the Fed left rates unchanged during the second half of the year, a move that pleased bond investors.

Many equity investors are approaching 2007 with a high level of optimism, hoping for a repeat of last year's double-digit gains. A primary factor behind this optimism is the growing belief that Federal Chairman Ben Bernanke has controlled the level of interest rates, thereby stifling inflationary pressures without sending the economy into recession. However, the stock market experienced a considerable advance during the second half of 2006, without any major interruption. Although the stock market can perform well in the months to come, periods of profit taking should not be ruled out.

The bond market is expected to provide relatively stable returns with longer-term rates range-bound in upcoming months. However, any sort of "growth scare", oil supply shock, geo-political turmoil or corporate scandal could elicit a market correction.

Investment performance for the OneAmerica Funds, Inc. for calendar 2006 was:

PORTFOLIO                               CLASS O           ADVISOR CLASS
---------                               -------           -------------
Value Portfolio                          13.5%                13.2%
Money Market Portfolio                    4.6%                 4.3%
Investment Grade Bond Portfolio           3.8%                 3.5%
Asset Director Portfolio                 10.5%                10.2%

Performance numbers for the OneAmerica portfolios are net of advisory fees and other expenses paid by each portfolio, but do not reflect specified contract charges and mortality and expense risk charges. Performance numbers for the Socially Responsive Portfolio have not been included in the table above since this portfolio has been open less than one calendar year as of December 2006. We encourage your careful review of the portfolio managers' comments on the following pages.

As always, thank you for your continued investment and confidence in OneAmerica Funds, Inc.

                                                         /s/ DAYTON H. MOLENDORP

                                                         Dayton H. Molendorp
                                                         President
                                                         OneAmerica Funds, Inc.

Indianapolis, Indiana
February 20, 2007

[PHOTO OF KATHRYN HUDSPETH]     A Message
                                From
                                Kathryn Hudspeth,
                                Portfolio Manager of the Value Portfolio

The Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The portfolio uses a "value" style when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

The equity market surprised many investors in 2006 by advancing higher than anticipated and outperforming both bonds and cash during the twelve months. Despite a slowdown in U.S. economic growth as the year progressed, equity returns were driven by a splurge of deal-making, optimism for profit growth, a dramatic decline in oil prices, and a halt in the Federal Reserve's campaign of raising interest rates.

The S&P 500 advanced 15.8% last year on a total return basis, which represents its best calendar year return since 2003. The Average U.S. Diversified Stock Fund, as measured by Lipper, advanced 12.6%. Despite this strong showing, market leadership narrowed considerably during 2006. As a result, less than 20% of active fund managers running U.S. diversified equity funds succeeded in beating the S&P 500 last year.

Several themes were prevalent during the year. The battle between value and growth ended with value remaining the victor for the seventh consecutive year. Market capitalization dominance, on the other hand, was less obvious as the winner between large and small companies depended on the indices used. In terms of sectors, telecommunication services and energy were the two best performing sectors, while health care and technology lagged the market.

The investment return for the Value Portfolio - Class O shares was 13.5% for calendar year 2006. Due to the extended seven-year period of underperformance by growth, many of these growth companies appear extremely undervalued at current levels and could be poised for a turnaround. As a result, the Value Portfolio continued to invest in undervalued, fundamentally strong companies during the year, regardless of their historic style classification. The Portfolio's gradual shift from small capitalization to larger companies also continued throughout 2006.

Many equity investors are starting 2007 with high expectations, looking for a repeat of last year's stellar results. This upbeat sentiment is being fueled by hopes that sustained economic growth and attractive corporate profits will keep stocks advancing even if the Federal Reserve is slow in initiating rate cuts this year. Another positive factor is that 2007 is the year before a presidential election, and the Dow Jones Industrial Average hasn't declined in a pre-election year since 1939. Obviously, this does not mean that risks have been eliminated. Rising interest rates, an increase in oil prices, an international political disturbance, or an unanticipated change in economic growth could derail potential equity returns.

ONEAMERICA VALUE PORTFOLIO - CLASS O

    [CHART OF ONEAMERICA VALUE PORTFOLIO - CLASS O]

                        VALUE
                  PORTFOLIO - CLASS O          S&P 500
12/96                  $10,000                 $10,000
03/97                   10,202                  10,262
06/97                   11,671                  12,057
09/97                   12,960                  12,963
12/97                   12,960                  13,336
03/98                   14,239                  15,196
06/98                   14,185                  15,697
09/98                   12,308                  14,135
12/98                   13,882                  17,146
03/99                   13,877                  18,000
06/99                   15,391                  19,269
09/99                   13,890                  18,067
12/99                   13,751                  20,755
03/00                   13,407                  21,230
06/00                   13,237                  20,666
09/00                   14,959                  20,465
12/00                   16,183                  18,863
03/01                   15,895                  16,626
06/01                   17,654                  17,598
09/01                   15,428                  15,015
12/01                   18,012                  16,620
03/02                   19,632                  16,666
06/02                   18,668                  14,433
09/02                   15,087                  11,943
12/02                   16,751                  12,948
03/03                   15,926                  12,541
06/03                   18,644                  14,471
09/03                   19,871                  14,855
12/03                   22,865                  16,664
03/04                   23,757                  16,946
06/04                   23,992                  17,239
09/04                   23,793                  16,917
12/04                   26,289                  18,478
03/05                   26,252                  18,081
06/05                   26,814                  18,329
09/05                   28,340                  18,988
12/05                   28,889                  19,385
03/06                   31,438                  20,201
06/06                   30,281                  19,910
09/06                   31,083                  21,039
12/06                   32,802                  22,449

                      [END CHART]

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                          Value -                 S&P 500
                                          Class O
One Year                                   13.5%                   15.8%
Five Years                                 12.7%                    6.2%
Ten Years                                  12.6%                    8.4%
Value of a hypothetical $10,000
  investment made on 12/31/96             $32,802                 $22,449

The charts above show the Value Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA VALUE PORTFOLIO - ADVISOR CLASS

  [CHART OF ONEAMERICA VALUE PORTFOLIO - ADVISOR CLASS]

                   VALUE PORTFOLIO -
                    ADVISOR CLASS                S&P 500
12/96                  $10,000                   $10,000
03/97                   10,194                    10,262
06/97                   11,654                    12,057
09/97                   12,931                    12,963
12/97                   12,922                    13,336
03/98                   14,187                    15,196
06/98                   14,122                    15,697
09/98                   12,244                    14,135
12/98                   13,800                    17,146
03/99                   13,785                    18,000
06/99                   15,277                    19,269
09/99                   13,777                    18,067
12/99                   13,630                    20,755
03/00                   13,279                    21,230
06/00                   13,102                    20,666
09/00                   14,796                    20,465
12/00                   15,995                    18,863
03/01                   15,698                    16,626
06/01                   17,423                    17,598
09/01                   15,214                    15,015
12/01                   17,750                    16,620
03/02                   19,332                    16,666
06/02                   18,369                    14,433
09/02                   14,835                    11,943
12/02                   16,461                    12,948
03/03                   15,638                    12,541
06/03                   18,294                    14,471
09/03                   19,482                    14,855
12/03                   22,402                    16,664
03/04                   23,260                    16,946
06/04                   23,472                    17,239
09/04                   23,258                    16,917
12/04                   25,679                    18,478
03/05                   25,623                    18,081
06/05                   26,151                    18,329
09/05                   27,618                    18,988
12/05                   28,131                    19,385
03/06                   30,590                    20,201
06/06                   29,443                    19,910
09/06                   30,200                    21,039
12/06                   31,845                    22,449

                        [END CHART]

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                            Value -
                                        Advisor Class              S&P 500
One Year                                   13.2%                    15.8%
Five Years                                 12.4%                     6.2%
Ten Years                                  12.3%                     8.4%
Value of a hypothetical $10,000
  investment made on 12/31/1996           $31,845                  $22,449

The charts above show the Value Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Value Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

[PHOTO OF MATTHEW HALL, KENT ADAMS,        A Message
JOHN MASON, DAVID McCONAHA TYLER           From
GENTRY, EDWARD ZHOU]                       the Management Team of the
                                           Investment Grade Bond Portfolio
                                           (Seated from left: Matthew Hall (team
                                           leader), Kent Adams, John Mason.
                                           Standing from left: David McConaha,
                                           Tyler Gentry, Edward Zhou)

The OneAmerica Investment Grade Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate bonds, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings may range in maturity from overnight money market investments to bonds with maturities as long as thirty years. The average maturity of the Portfolio is shortened or lengthened depending on the outlook for interest rates. The mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities in the Fund is altered depending on the relative attractiveness of these sectors.

The average quality of the Investment Grade Bond Portfolio was high, with approximately 64% of the Fund invested in U.S. Treasury and Agency bonds and high quality mortgage and asset-backed securities at year-end 2006. The remainder of the Portfolio was invested in investment grade corporate bonds (26%), high yield corporate bonds (5%), and cash (5%).

Heading into 2006, the outlook for bond returns was modest given expectations for a less aggressive Federal Reserve (Fed), good economic growth, and a corporate environment still favoring shareholder friendly activities. For the most part, these expectations held true. Strong economic growth and inflationary pressure through the first half of 2006 resulted in the Fed steadily increasing the Fed Funds rate to 5.25% by the end of June. Since then, the Fed Funds rate has been held steady as the economy has slowed and inflation appears under control. Long-term interest rates did not keep pace with the increase in short-term rates during 2006, and as a result the yield curve was inverted at year-end.

Shareholder friendliness and LBO concerns were prevalent in the corporate bond market during 2006, but didn't have the expected negative impact on bond returns. Strong foreign demand and excess liquidity in the market were more than enough to offset the aforementioned concerns, allowing corporate bonds to perform surprisingly well in 2006. This favorable technical environment helped some of the riskiest fixed income sectors perform very well in 2006. High yield or "junk" bonds generated a total return of 11.9% (Lehman Corporate High Yield Index) compared to a total return of 4.3% (Lehman Corporate Index) for investment grade bonds in 2006.

The Investment Grade Bond Portfolio - Class O returned 3.8% in 2006 compared to 4.3% for the Lehman Aggregate Index. While overweight positions in cash and high yield were beneficial, the Portfolio's relative performance in 2006 reflects its defensive posture for most of the year.

Heading into 2007, the Investment Grade Bond Portfolio remains slightly biased towards higher long-term interest rates and is positioning for the possibility of wider risk spreads. Given tight risk spreads, low interest rates, and expectations for a fairly stable environment in 2007, bonds may find it difficult to beat the returns achieved in 2006.

ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O

[CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O]

                      LEHMAN            INVESTMENT GRADE BOND
                     AGGREGATE           PORTFOLIO - CLASS O
12/96                 $10,000                  $10,000
03/97                   9,944                    9,949
06/97                  10,310                   10,271
09/97                  10,653                   10,579
12/97                  10,968                   10,786
03/98                  11,136                   10,985
06/98                  11,397                   11,217
09/98                  11,879                   11,647
12/98                  11,920                   11,731
03/99                  11,859                   11,678
06/99                  11,754                   11,539
09/99                  11,834                   11,620
12/99                  11,820                   11,601
03/00                  12,081                   11,820
06/00                  12,290                   12,020
09/00                  12,661                   12,377
12/00                  13,195                   12,850
03/01                  13,594                   13,291
06/01                  13,670                   13,366
09/01                  14,302                   13,921
12/01                  14,308                   13,762
03/02                  14,322                   13,761
06/02                  14,852                   14,058
09/02                  15,534                   14,592
12/02                  15,778                   14,849
03/03                  15,997                   15,109
06/03                  16,397                   15,491
09/03                  16,372                   15,471
12/03                  16,425                   15,572
03/04                  16,861                   15,944
06/04                  16,450                   15,596
09/04                  16,976                   16,024
12/04                  17,138                   16,213
03/05                  17,055                   16,127
06/05                  17,569                   16,525
09/05                  17,451                   16,457
12/05                  17,554                   16,563
03/06                  17,440                   16,468
06/06                  17,426                   16,442
09/06                  18,090                   16,996
12/06                  18,314                   17,193

                      [END CHART]

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                             Investment Grade
                                              Bond - Class O        Lehman Aggregate
One Year                                          3.8%                    4.3%
Five Years                                        4.6%                    5.1%
Ten Years                                         5.6%                    6.2%
Value of a hypothetical $10,000
  investment made on 12/31/96                   $17,193                 $18,314

The charts above show the Investment Grade Bond Portfolio - Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Investment Grade Bond Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS

[CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS]

                       LEHMAN           INVESTMENT GRADE BOND
                      AGGREGATE       PORTFOLIO - ADVISOR CLASS
12/96                  $10,000                 $10,000
03/97                    9,944                   9,941
06/97                   10,310                  10,255
09/97                   10,653                  10,555
12/97                   10,968                  10,752
03/98                   11,136                  10,943
06/98                   11,397                  11,165
09/98                   11,879                  11,584
12/98                   11,920                  11,659
03/99                   11,859                  11,599
06/99                   11,754                  11,452
09/99                   11,834                  11,524
12/99                   11,820                  11,496
03/00                   12,081                  11,705
06/00                   12,290                  11,895
09/00                   12,661                  12,239
12/00                   13,195                  12,696
03/01                   13,594                  13,122
06/01                   13,670                  13,187
09/01                   14,302                  13,725
12/01                   14,308                  13,558
03/02                   14,322                  13,547
06/02                   14,852                  13,829
09/02                   15,534                  14,343
12/02                   15,778                  14,586
03/03                   15,997                  14,828
06/03                   16,397                  15,199
09/03                   16,372                  15,214
12/03                   16,425                  15,261
03/04                   16,861                  15,615
06/04                   16,450                  15,264
09/04                   16,976                  15,670
12/04                   17,138                  15,848
03/05                   17,055                  15,752
06/05                   17,569                  16,128
09/05                   17,451                  16,049
12/05                   17,554                  16,139
03/06                   17,440                  16,036
06/06                   17,426                  16,000
09/06                   18,090                  16,527
12/06                   18,314                  16,707

                       [END CHART]

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                    Investment Grade Bond -
                                          Advisor Class        Lehman Aggregate
One Year                                     3.5%                    4.3%
Five Years                                   4.3%                    5.1%
Ten Years                                    5.3%                    6.2%
Value of a hypothetical $10,000
  investment made on 12/31/1996            $16,707                 $18,314

The charts above show the Investment Grade Bond Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Investment Grade Bond Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

A Message
From
the Bond Investment Management Team and Kathryn Hudspeth,
Portfolio Managers of the
Asset Director Portfolio

The Asset Director Portfolio invests in a diversified portfolio of publicly traded common stocks, debt instruments, and money market securities. The composition of the Portfolio varies from time-to-time based on an evaluation of economic and market trends.

The U.S. economy slowed in 2006, but still generated a healthy level of GDP growth. The economy received a boost from declining energy prices in the second half of 2006. Oil prices finished the year at $62 a barrel, down from a peak of $77 a barrel in July. At the start of 2006, many investors expected the Federal Reserve would ease monetary policy during the year to offset the impact of a slowing housing market. This never occurred as the Fed remained focused on inflationary pressures and continued to increase the Fed Funds rate to 5.25% by the end of June. The Federal Reserve seems content with the current level of short-term rates and has left rates unchanged since its June Federal Open Market Committee meeting.

Economic weakness appeared to have little impact on corporate earnings last year, as the S&P 500 continued its impressive quarterly streak of double-digit earnings growth. In addition to earnings growth, low interest rates and a shareholder friendly environment provided a solid backdrop for equity returns in 2006. The S&P 500 generated a calendar year return of 15.8%. Bond returns were less impressive, with the Lehman Aggregate Index returning 4.3% during the twelve months. Surprisingly, the riskiest bonds were the best performers in 2006. High yield or "junk" bonds generated a total return of 11.9% (Lehman Corporate High Yield Index) in 2006, marking their third year of double-digit returns over the last four years. "Junk" bonds continue to benefit from low default rates and excess liquidity in the marketplace.

The Asset Director Portfolio - Class O shares posted a one-year return of 10.5% in 2006. The Portfolio benefited from having more than half of its assets allocated to equities throughout the year. Given the increase in interest rates, cash outperformed bonds in 2006. As measured by the 90-Day T-Bill, cash generated a return of 4.85%. The Portfolio had approximately 63% of its assets invested in equities, 27% in bonds, and 10% in cash at year-end.

Heading into 2007, the economy is expected to experience moderate growth. Corporate earnings growth is expected to slow, but remain healthy. This positive earnings outlook along with attractive valuation multiples and a shareholder friendly environment provide optimism that equities will have another good year in 2007. Bond returns should be relatively stable in 2007 as interest rates are expected to be fairly range bound. Given shareholder friendliness is expected to persist in 2007, bond returns may be negatively impacted by wider risk spreads. Cash yields of approximately 4.8% look attractive compared to a 10-year Treasury yield of 4.7% at year-end.

ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O

       [CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O]

                                      LEHMAN          ASSET DIRECTOR
                    S&P 500          AGGREGATE       PORTFOLIO - CLASS O
12/96               $10,000           $10,000             $10,000
03/97                10,262             9,944              10,099
06/97                12,057            10,310              11,109
09/97                12,963            10,653              12,005
12/97                13,336            10,968              12,095
03/98                15,196            11,136              12,902
06/98                15,697            11,397              12,995
09/98                14,135            11,879              12,137
12/98                17,146            11,920              13,095
03/99                18,000            11,859              13,068
06/99                19,269            11,754              13,827
09/99                18,067            11,834              13,072
12/99                20,755            11,820              12,996
03/00                21,230            12,081              12,978
06/00                20,666            12,290              12,960
09/00                20,465            12,661              14,070
12/00                18,863            13,195              15,030
03/01                16,626            13,594              15,079
06/01                17,598            13,670              16,206
09/01                15,015            14,302              14,939
12/01                16,620            14,308              16,619
03/02                16,666            14,322              17,678
06/02                14,433            14,852              17,126
09/02                11,943            15,534              14,912
12/02                12,948            15,778              16,194
03/03                12,541            15,997              15,755
06/03                14,471            16,397              17,756
09/03                14,855            16,372              18,570
12/03                16,664            16,425              20,648
03/04                16,946            16,861              21,383
06/04                17,239            16,450              21,387
09/04                16,917            16,976              21,363
12/04                18,478            17,138              23,032
03/05                18,081            17,055              22,928
06/05                18,329            17,569              23,474
09/05                18,988            17,451              24,411
12/05                19,385            17,554              24,799
03/06                20,201            17,440              26,264
06/06                19,910            17,426              25,584
09/06                21,039            18,090              26,298
12/06                22,449            18,314              27,408

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                      Asset Director -
                                          Class O             S&P 500        Lehman Aggregate
One Year                                  10.5%                15.8%               4.3%
Five Years                                10.5%                 6.2%               5.1%
Ten Years                                 10.6%                 8.4%               6.2%
Value of a hypothetical $10,000
  investment made on 12/31/96            $27,408              $22,449            $18,314

The charts above show the Asset Director Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS

      [CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS]

                                   LEHMAN              ASSET DIRECTOR
               S&P 500            AGGREGATE       PORTFOLIO - ADVISOR CLASS
12/96          $10,000             $10,000               $10,000
03/97           10,262               9,944                10,092
06/97           12,057              10,310                11,093
09/97           12,963              10,653                11,979
12/97           13,336              10,968                12,060
03/98           15,196              11,136                12,854
06/98           15,697              11,397                12,937
09/98           14,135              11,879                12,074
12/98           17,146              11,920                13,017
03/99           18,000              11,859                12,980
06/99           19,269              11,754                13,724
09/99           18,067              11,834                12,965
12/99           20,755              11,820                12,880
03/00           21,230              12,081                12,853
06/00           20,666              12,290                12,824
09/00           20,465              12,661                13,913
12/00           18,863              13,195                14,851
03/01           16,626              13,594                14,888
06/01           17,598              13,670                15,988
09/01           15,015              14,302                14,727
12/01           16,620              14,308                16,372
03/02           16,666              14,322                17,401
06/02           14,433              14,852                16,845
09/02           11,943              15,534                14,657
12/02           12,948              15,778                15,905
03/03           12,541              15,997                15,461
06/03           14,471              16,397                17,416
09/03           14,855              16,372                18,281
12/03           16,664              16,425                20,221
03/04           16,946              16,861                20,925
06/04           17,239              16,450                20,912
09/04           16,917              16,976                20,910
12/04           18,478              17,138                22,526
03/05           18,081              17,055                22,409
06/05           18,329              17,569                22,927
09/05           18,988              17,451                23,823
12/05           19,385              17,554                24,186
03/06           20,201              17,440                25,596
06/06           19,910              17,426                24,912
09/06           21,039              18,090                25,587
12/06           22,449              18,314                26,647

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                      Asset Director -
                                         Advisor               S&P 500        Lehman Aggregate
One Year                                  10.2%                 15.8%               4.3%
Five Years                                10.2%                  6.2%               5.1%
Ten Years                                 10.3%                  8.4%               6.2%
Value of a hypothetical $10,000
  investment made on 12/31/1996          $26,647               $22,449            $18,314

The charts above show the Asset Director Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Asset Director Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                                FEES AND EXPENSES

As a shareholder of the OneAmerica Funds, Inc., you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 at the beginning of the period and held through the six-month period ended December 31, 2006.

ACTUAL EXPENSES
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                      Beginning      Ending          Annualized
                                       Account       Account       Expense Ratio         Expenses Paid
                                        Value         Value         Based on the           During the
                                      07/01/06      12/31/06      Six-Month Period     Six-Month Period*
                                      ---------     ---------     ----------------     ----------------
Value Portfolio - Class O
  Actual                              $1,000.00     $1,076.50           0.56%               $2.95
  Hypothetical
   (5% return before expenses)         1,000.00      1,022.37           0.56                 2.87
Value Portfolio - Advisor Class
  Actual                               1,000.00      1,074.90           0.86                 4.51
  Hypothetical
   (5% return before expenses)         1,000.00      1,020.86           0.86                 4.39
Money Market - Class O
  Actual                               1,000.00      1,018.10           0.49                 2.48
  Hypothetical
   (5% return before expenses)         1,000.00      1,021.24           0.49                 2.48
Money Market - Advisor Class
  Actual                               1,000.00      1,064.60           0.79                 4.00
  Hypothetical
   (5% return before expenses)         1,000.00      1,020.67           0.79                 4.01
Investment Grade Bond - Class O
  Actual                               1,000.00      1,039.30           0.64                 3.28
  Hypothetical
   (5% return before expenses)         1,000.00      1,021.99           0.64                 3.26
Investment Grade Bond - Advisor Class
  Actual                               1,000.00      1,037.70           0.94                 4.82
  Hypothetical
   (5% return before expenses)         1,000.00      1,020.47           0.94                 4.78
Asset Director - Class O
  Actual                               1,000.00      1,064.60           0.60                 3.12
  Hypothetical
   (5% return before expenses)         1,000.00      1,022.18           0.60                 3.05
Asset Director - Advisor Class
  Actual                               1,000.00      1,063.00           0.90                 4.68
  Hypothetical
   (5% return before expenses)         1,000.00      1,020.67           0.90                 4.58
Socially Responsive - Class O
  Actual                               1,000.00      1,071.00           0.81                 2.04
  Hypothetical
   (5% return before expenses)         1,000.00      1,021.14           0.81                 1.99
Socially Responsive - Advisor Class
  Actual                               1,000.00      1,069.60           1.01                 2.55
  Hypothetical
   (5% return before expenses)         1,000.00      1,020.11           1.01                 2.49

* Expenses for each Portfolio are calculated using the portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/06. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF DIRECTORS
ONEAMERICA FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio, and Socially Responsive Portfolio (five portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Funds") at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Indianapolis, Indiana
February 26, 2007

                             ONEAMERICA FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                                                     PORTFOLIO
                                              -----------------------------------------------------------------------------------
                                                                    MONEY           INVESTMENT         ASSET           SOCIALLY
                                                  VALUE             MARKET          GRADE BOND        DIRECTOR        RESPONSIVE*
                                              -------------     -------------     -------------     -------------     -----------
ASSETS:
   Investments at value                       $ 409,895,562     $ 213,808,116     $ 126,977,596     $ 299,052,345     $ 4,404,538
   Capital stock sold                               332,280           647,608           107,308           114,207             299
   Dividends and interest receivable                343,897           273,795         1,235,996         1,047,886           3,496
   Due from Advisor (Note 2)                              -                 -                 -                 -           9,589
                                              -------------     -------------     -------------     -------------     -----------
      Total assets                              410,571,739       214,729,519       128,320,900       300,214,438       4,417,922
                                              -------------     -------------     -------------     -------------     -----------
LIABILITIES:
   Distribution payable                                   -            84,124                 -                 -               -
   Capital stock redeemed                                 -           579,609            84,699            20,829               -
   Accrued investment advisory fees                 178,994            75,349            56,078           130,888           2,614
   Accrued distribution (12b-1) fee                   6,215             5,238               959             7,340             483
   Accrued expenses                                  84,010            60,080            34,204            67,923          21,964
                                              -------------     -------------     -------------     -------------     -----------
      Total liabilities                             269,219           804,400           175,940           226,980          25,061
                                              -------------     -------------     -------------     -------------     -----------
NET ASSETS                                    $ 410,302,520     $ 213,925,119     $ 128,144,960     $ 299,987,458     $ 4,392,861
                                              =============     =============     =============     =============     ===========
NET ASSETS BY CLASS OF SHARES
   Class O                                    $ 386,080,828     $ 195,104,296     $ 124,629,713     $ 271,852,593     $ 2,560,617
   Advisor Class                                 24,221,692        18,820,823         3,515,247        28,134,865       1,832,244
                                              -------------     -------------     -------------     -------------     -----------
      Total net assets                        $ 410,302,520     $ 213,925,119     $ 128,144,960     $ 299,987,458     $ 4,392,861
                                              =============     =============     =============     =============     ===========
SHARES OUTSTANDING
   Class O                                       14,869,717       195,104,296        11,605,090        14,528,909         250,832
   Advisor Class                                    939,053        18,820,823           328,015         1,507,862         179,490
                                              -------------     -------------     -------------     -------------     -----------
      Total shares outstanding                   15,808,770       213,925,119        11,933,105        16,036,771         430,322
                                              =============     =============     =============     =============     ===========
NET ASSET VALUE PER SHARE
   Class O                                    $       25.96     $        1.00     $       10.74     $       18.71     $     10.21
                                              =============     =============     =============     =============     ===========
   Advisor Class                              $       25.79     $        1.00     $       10.72     $       18.66     $     10.21
                                              =============     =============     =============     =============     ===========
   Investments at cost                        $ 318,663,709     $ 213,808,116     $ 127,938,374     $ 248,388,584     $ 4,311,430
                                              =============     =============     =============     =============     ===========

ANALYSIS OF NET ASSETS:
   Paid-in-capital                            $ 318,811,818     $ 213,925,119     $ 130,460,624     $ 249,141,300     $ 4,312,515
   Undistributed net investment income                3,180                40             6,345            11,058             127
   Undistributed net realized gain (loss)           255,669               (40)       (1,361,231)          171,339         (12,889)
   Unrealized appreciation (depreciation)        91,231,853                 -          (960,778)       50,663,761          93,108
                                              -------------     -------------     -------------     -------------     -----------
                                              $ 410,302,520     $ 213,925,119     $ 128,144,960     $ 299,987,458     $ 4,392,861
                                              =============     =============     =============     =============     ===========

* Commenced operations March 31, 2006.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                                  PORTFOLIO
                                           ----------------------------------------------------------------------------------
                                                                MONEY           INVESTMENT         ASSET           SOCIALLY
                                               VALUE            MARKET          GRADE BOND        DIRECTOR        RESPONSIVE*
                                           ------------      ------------      ------------      ------------     -----------
INVESTMENT INCOME:
   Income:
      Dividends (net of foreign taxes      $  5,804,747      $     53,856      $     35,103      $  2,937,419     $    39,268
         withheld of $105,982, $0, $0,
         $51,682 and $504, respectively)
      Interest                                2,105,247        10,422,028         7,300,180         5,337,323          13,887
                                           ------------      ------------      ------------      ------------     -----------
                                              7,909,994        10,475,884         7,335,283         8,274,742          53,155
                                           ------------      ------------      ------------      ------------     -----------
EXPENSES:
   Investment advisory fee                    1,920,467           838,681           667,326         1,360,037          18,507
   Custodian and service agent fee              269,841           157,314           117,375           202,655          54,422
   Distribution (12b-1) fee                      50,920            50,215            10,129            69,734           3,867
   Professional fees                             27,901            12,529             5,761            18,716          22,662
   Printing                                      15,348            10,189             4,664            12,669             349
   Director fees                                 14,568            14,335            14,423            14,257           9,930
   Other                                         18,802            19,200            38,325            18,544          11,066
                                           ------------      ------------      ------------      ------------     -----------
   Total expenses before waiver               2,317,847         1,102,463           858,003         1,696,612         120,803
   Waived fees and reimbursed
      expenses (Note 2)                               -                 -                 -                 -         (85,157)
                                           ------------      ------------      ------------      ------------     -----------
   Net Expenses                               2,317,847         1,102,463           858,003         1,696,612          35,646
                                           ------------      ------------      ------------      ------------     -----------

      Net investment income                   5,592,147         9,373,421         6,477,280         6,578,130          17,509
                                           ------------      ------------      ------------      ------------     -----------
GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss)
      on investments                         19,574,329                 -        (1,150,765)        9,002,774         (12,889)
   Net change in unrealized
      appreciation (depreciation)
      on investments                         23,354,209                 -          (602,216)       11,252,824          93,108
                                           ------------      ------------      ------------      ------------     -----------
      Net gain (loss)                        42,928,538                 -        (1,752,981)       20,255,598          80,219
                                           ------------      ------------      ------------      ------------     -----------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                         $ 48,520,685      $  9,373,421      $  4,724,299      $ 26,833,728     $    97,728
                                           ============      ============      ============      ============     ===========

* Commenced operations March 31, 2006.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             PORTFOLIO
                                                 ----------------------------------------------------------------
                                                               VALUE                        MONEY MARKET
                                                 ------------------------------    ------------------------------
                                                   YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                      2006            2005             2006              2005
                                                 ---------------  -------------    --------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                         $     5,592,147  $   3,980,781    $    9,373,421   $   5,208,357
   Net realized gain (loss)                           19,574,329     23,735,394                 -             (40)
   Net change in unrealized
      appreciation (depreciation)                     23,354,209      4,811,548                 -               -
                                                 ---------------  -------------    --------------   -------------
      Net increase (decrease) in net
         assets from operations                       48,520,685     32,527,723         9,373,421       5,208,317
                                                 ---------------  -------------    --------------   -------------
DIVIDENDS AND DISTRIBUTIONS:
   From net investment income
      Class O                                         (5,305,683)    (3,929,086)       (8,664,011)     (5,023,096)
      Advisor Class                                     (283,284)       (92,800)         (709,410)       (185,261)
   From net realized gain
      Class O                                        (24,517,990)   (21,160,874)                -               -
      Advisor Class                                   (1,539,887)      (590,187)                -               -
                                                 ---------------  -------------    --------------   -------------
      Total dividend distributions                   (31,646,844)   (25,772,947)       (9,373,421)     (5,208,357)
                                                 ---------------  -------------    --------------   -------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold:
      Class O                                         18,836,350     29,456,464        62,858,051      40,472,659
      Advisor Class                                   14,128,556      7,514,506        34,431,952      15,750,388
   Reinvested distributions:
     Class O                                          29,823,673     25,089,960         8,585,216       5,005,066
     Advisor Class                                     1,823,171        682,987           702,299         184,945
   Cost of shares redeemed:
      Class O                                        (34,707,834)   (32,119,848)      (55,823,251)    (56,582,738)
      Advisor Class                                   (1,753,690)      (389,246)      (27,394,548)     (9,002,448)
                                                 ---------------  -------------    --------------   -------------
      Increase (decrease)                             28,150,226     30,234,823        23,359,719      (4,172,128)
                                                 ---------------  -------------    --------------   -------------
      Net increase (decrease) in net assets           45,024,067     36,989,599        23,359,719      (4,172,168)
      Net assets at beginning of year                365,278,453    328,288,854       190,565,400     194,737,568
                                                 ---------------  -------------    --------------   -------------
NET ASSETS AT END OF YEAR                        $   410,302,520  $ 365,278,453    $  213,925,119   $ 190,565,400
                                                 ===============  =============    ==============   =============
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME INCLUDED IN
      NET ASSETS AT THE END OF THE PERIOD        $         3,180  $           -    $           40   $           -
                                                 ---------------  -------------    --------------   -------------
CHANGES IN CAPITAL STOCK OUTSTANDING
   Shares sold:
      Class O                                            704,944      1,194,360        62,858,051      40,472,659
      Advisor Class                                      536,619        303,025        34,431,952      15,750,388
   Reinvested distributions:
      Class O                                          1,142,976      1,006,780         8,585,216       5,005,066
      Advisor Class                                       70,333         27,546           702,299         184,945
   Shares redeemed:
      Class O                                         (1,325,014)    (1,308,516)      (55,823,251)    (56,582,778)
      Advisor Class                                      (68,099)       (15,695)      (27,394,548)     (9,002,448)
                                                 ---------------  -------------    --------------   -------------
Net increase (decrease)                                1,061,759      1,207,500        23,359,719      (4,172,168)
Shares outstanding at beginning of year               14,747,011     13,539,511       190,565,400     194,737,568
                                                 ---------------  -------------    --------------   -------------
Shares outstanding at end of year                     15,808,770     14,747,011       213,925,119     190,565,400
                                                 ===============  =============    ==============   =============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                 STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                             PORTFOLIO
                                                 ---------------------------------------------------------------
                                                      INVESTMENT GRADE BOND               ASSET DIRECTOR
                                                 ------------------------------    -----------------------------
                                                   YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                      2006            2005              2006            2005
                                                 ---------------  -------------    --------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                         $     6,477,280  $   5,827,004    $    6,578,130  $   4,177,692
   Net realized gain (loss)                           (1,150,765)       388,815         9,002,774      9,696,866
   Net change in unrealized
      appreciation (depreciation)                       (602,216)    (3,261,298)       11,252,824      2,702,936
                                                 ---------------  -------------    --------------  -------------
      Net increase (decrease) in net assets
         from operations                               4,724,299      2,954,521        26,833,728     16,577,494
                                                 ---------------  -------------    --------------  -------------
DIVIDENDS AND DISTRIBUTIONS:
   From net investment income
      Class O                                         (6,353,827)    (5,741,922)       (6,007,458)    (3,959,566)
      Advisor Class                                     (174,211)      (113,541)         (560,180)      (242,704)
   From net realized gain
      Class O                                                  -              -       (10,608,995)    (7,979,021)
      Advisor Class                                            -              -        (1,110,398)      (551,738)
                                                 ---------------  -------------    --------------  -------------
      Total dividend distributions                    (6,528,038)    (5,855,463)      (18,287,031)   (12,733,029)
                                                 ---------------  -------------    --------------  -------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold:
      Class O                                          6,916,803     15,133,417        37,306,290     26,908,429
      Advisor Class                                    1,675,984      1,411,407        16,009,636      9,564,283
   Reinvested distributions:
      Class O                                          6,353,827      5,741,922        16,616,388     11,938,587
      Advisor Class                                      174,211        113,541         1,670,573        794,442
   Cost of shares redeemed:
      Class O                                        (29,901,606)   (15,869,395)      (18,098,661)   (12,341,742)
      Advisor Class                                   (1,286,632)      (731,427)       (5,692,375)    (1,402,193)
                                                 ---------------  -------------    --------------  -------------
      Increase (decrease)                            (16,067,413)     5,799,465        47,811,851     35,461,806
                                                 ---------------  -------------    --------------  -------------
      Net increase (decrease) in net assets          (17,871,152)     2,898,523        56,358,548     39,306,271
      Net assets at beginning of year                146,016,112    143,117,589       243,628,910    204,322,639
                                                 ---------------  -------------    --------------  -------------
NET ASSETS AT END OF YEAR                        $   128,144,960  $ 146,016,112    $  299,987,458  $ 243,628,910
                                                 ===============  =============    ==============  =============
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME INCLUDED IN
      NET ASSETS AT THE END OF THE PERIOD        $         6,345  $      11,676    $       11,058  $           -
                                                 ---------------  -------------    --------------  -------------
CHANGES IN CAPITAL STOCK OUTSTANDING
   Shares sold:
      Class O                                            625,247      1,343,560         1,964,544      1,482,133
      Advisor Class                                      154,029        125,989           850,423        529,225
   Reinvested distributions:
      Class O                                            591,604        526,685           885,075        658,972
      Advisor Class                                       16,256         10,434            89,230         43,940
   Shares redeemed:
      Class O                                         (2,736,931)    (1,418,775)         (959,844)      (686,810)
      Advisor Class                                     (117,756)       (65,429)         (302,949)       (77,773)
                                                 ---------------  -------------    --------------  -------------
Net increase (decrease)                               (1,467,551)       522,464         2,526,479      1,949,687
Shares outstanding at beginning of year               13,400,656     12,878,192        13,510,292     11,560,605
                                                 ---------------  -------------    --------------  -------------
Shares outstanding at end of year                     11,933,105     13,400,656        16,036,771     13,510,292
                                                 ===============  =============    ==============  =============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                 STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                 PORTFOLIO
                                                          -----------------------
                                                            SOCIALLY RESPONSIVE
                                                          -----------------------
                                                               FOR THE PERIOD
                                                          MARCH 31, 2006* THROUGH
                                                             DECEMBER 31, 2006
                                                          -----------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                       $    17,509
   Net realized loss                                               (12,889)
   Net change in unrealized appreciation                            93,108
                                                               -----------
   Net increase (decrease) in net
      assets from operations                                        97,728
                                                               -----------
DIVIDENDS AND DISTRIBUTIONS:
   From net investment income
      Class O                                                      (12,331)
      Advisor Class                                                 (5,051)
   From net realized gain
      Class O                                                            -
      Advisor Class                                                      -
                                                               -----------
      Total dividend distributions                                 (17,382)
                                                               -----------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold:
      Class O                                                    2,512,497
      Advisor Class                                              1,832,316
   Reinvested distributions:
      Class O                                                       12,331
      Advisor Class                                                  5,051
   Cost of shares redeemed:
      Class O                                                       (5,009)
      Advisor Class                                                (44,671)
                                                               -----------
      Increase (decrease)                                        4,312,515
                                                               -----------
      Net increase in net assets                                 4,392,861
      Net assets at beginning of year                                    -
                                                               -----------
NET ASSETS AT END OF YEAR                                      $ 4,392,861
                                                               ===========
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME INCLUDED IN
      NET ASSETS AT THE END OF THE PERIOD                      $       127
                                                               -----------
CHANGES IN CAPITAL STOCK OUTSTANDING
   Shares sold:
      Class O                                                      250,128
      Advisor Class                                                183,798
   Reinvested distributions:
      Class O                                                        1,202
      Advisor Class                                                    493
   Shares redeemed:
      Class O                                                         (498)
      Advisor Class                                                 (4,801)
                                                               -----------
Net increase                                                       430,322
Shares outstanding at beginning of year                                  -
                                                               -----------
Shares outstanding at end of year                                  430,322
                                                               ===========

* Commenced operations March 31, 2006.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                 VALUE PORTFOLIO
                                DECEMBER 31, 2006

          Description                                 Shares                     Value
------------------------------                      ----------               ------------
COMMON STOCKS (89.2%)
  Aerospace & Defense (2.8%)
    General Dynamics Corp.                              32,300               $  2,401,505
    Precision Castparts Corp.                          115,600                  9,049,168
                                                                             ------------
                                                                               11,450,673
                                                                             ------------
  Apparel (7.5%)
    Columbia Sportswear Co.                            156,100                  8,694,770
    Kellwood Co.                                       202,900                  6,598,308
    Liz Claiborne, Inc.                                146,100                  6,349,506
    Wolverine World Wide, Inc.                         317,650                  9,059,378
                                                                             ------------
                                                                               30,701,962
                                                                             ------------
  Automotive (2.3%)
    Harley-Davidson, Inc.                              135,100                  9,520,497
                                                                             ------------
  Automotive Components (1.9%)
    Magna International, Inc. Class A                   97,700                  7,869,735
                                                                             ------------
  Chemicals (1.2%)
    Dow Chemical Co.                                   119,200                  4,760,848
                                                                             ------------
  Computer Hardware & Software (10.9%)
    American Power Conversion                          369,550                 11,304,535
    Autodesk, Inc.*                                    212,400                  8,593,704
    Cisco Systems, Inc.*                               400,400                 10,942,932
    Dell Inc.*                                         188,900                  4,739,501
    Hewlett-Packard Co.                                217,874                  8,974,230
                                                                             ------------
                                                                               44,554,902
                                                                             ------------
  Consumer Products (0.2%)
    Helen of Troy, Ltd.*                                31,100                    754,486
                                                                             ------------
  Diversified Financial Services (10.0%)
    Aegon NV                                           524,785                  9,944,675
    Citigroup, Inc.                                    137,798                  7,675,349
    Federated Investors, Inc.                          244,800                  8,269,344
    Investment Technology Group, Inc.*                 151,500                  6,496,320
    JP Morgan Chase & Co.                               94,107                  4,545,368
    Washington Mutual, Inc.                             90,526                  4,118,028
                                                                             ------------
                                                                               41,049,084
                                                                             ------------
  Diversified Manufacturing (7.4%)
    Carlisle Cos., Inc.                                145,200                 11,398,200
    Crane Co.                                          221,800                  8,126,752
    Illinois Tool Works, Inc.                           87,500                  4,041,625
    Trinity Industries, Inc.                           191,425                  6,738,160
                                                                             ------------
                                                                               30,304,737
                                                                             ------------
  Electrical Equipment (2.5%)
    Baldor Electric Co.                                306,493                 10,242,996
                                                                             ------------
  Food & Beverage (2.1%)
    The Coca-Cola Co.                                  178,200                  8,598,150
                                                                             ------------
  Health Care (4.4%)
    Johnson & Johnson                                   58,700                  3,875,374
    McKesson Corp.                                      99,050                  5,021,835
    Merck & Co., Inc.                                   38,900                  1,696,040
    Pfizer, Inc.                                       295,450                  7,652,155
                                                                             ------------
                                                                               18,245,404
                                                                             ------------
  Home Furnishings (1.3%)
    Furniture Brands International, Inc.               129,250                  2,097,728
    La-Z-Boy, Inc.                                     268,250                  3,184,127
                                                                             ------------
                                                                                5,281,855
                                                                             ------------
  Industrial Conglomerates (2.0%)
    General Electric Co.                               226,100                  8,413,181
                                                                             ------------
  Metals & Mining (1.9%)
    Alcoa, Inc.                                        263,900                  7,919,639
                                                                             ------------
  Oil & Oil Services (6.5%)
    Royal Dutch Shell PLC ADR                          141,400                 10,009,706
    Tidewater, Inc.                                    162,850                  7,875,426
    Valero Energy Corp.                                169,200                  8,656,272
                                                                             ------------
                                                                               26,541,404
                                                                             ------------
  Paper and Forest Products (1.6%)
    Wausau Paper Corp.                                 431,300                  6,465,187
                                                                             ------------
  Recreation (4.1%)
    Brunswick Corp.                                    245,100                  7,818,690
    Mattel, Inc.                                       392,400                  8,891,784
                                                                             ------------
                                                                               16,710,474
                                                                             ------------
  Restaurants (0.5%)
    OSI Restaurant Partners, Inc.                       55,350                  2,169,720
                                                                             ------------
  Retail (4.0%)
    Bed Bath & Beyond, Inc.*                            62,300                  2,373,630
    BJ's Wholesale Club, Inc.*                         191,400                  5,954,454
    Home Depot, Inc.                                   205,500                  8,252,880
                                                                             ------------
                                                                               16,580,964
                                                                             ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                           VALUE PORTFOLIO (continued)
                                DECEMBER 31, 2006

          Description                                 Shares                     Value
------------------------------                      ----------               ------------
COMMON STOCKS (89.2%) (continued)
  Semiconductors (4.4%)
    Applied Materials, Inc.                            222,200               $  4,099,590
    Intel Corp.                                        320,200                  6,484,050
    Texas Instruments, Inc.                            253,800                  7,309,440
                                                                             ------------
                                                                               17,893,080
                                                                             ------------
  Telecommunication Services (5.6%)
    Nokia Corp. ADR                                    539,650                 10,965,688
    Telefonos de Mexico, Class L ADR                   428,900                 12,120,714
                                                                             ------------
                                                                               23,086,402
                                                                             ------------
  Transportation (4.1%)
    Norfolk Southern Corp.                             195,800                  9,846,782
    Werner Enterprises, Inc.                           395,000                  6,904,600
                                                                             ------------
                                                                               16,751,382
                                                                             ------------

      Total common stocks (cost $276,645,536)                                 365,866,762
                                                                             ------------

                                   Interest      Maturity       Principal
        Description                  Rate          Date          Amount         Value
---------------------------        --------      --------      -----------   ------------
SHORT-TERM NOTES (3.4%)
  COMMERCIAL PAPER (3.4%)
    Consumer Finance (2.4%)
      General Electric
        Capital Corp.                5.313%      01/23/07      $2,000,000    $  1,993,596
      Honda Motor Corp.              5.293       01/17/07       2,000,000       1,995,360
      Prudential Funding Corp.       5.272       02/02/07       2,000,000       1,990,756
      Toyota Motor Credit Corp.      5.282       02/07/07       2,000,000       1,989,291
      UBS Finance Delaware, LLC      5.303       01/16/07       2,000,000       1,995,642
                                                                             ------------
                                                                                9,964,645
                                                                             ------------
    Oil & Gas (0.5%)
      Chevron Texaco Corp.           5.262       01/02/07       2,000,000       1,999,711
                                                                             ------------
    Transportation (0.5%)
      United Parcel Service, Inc.    5.230       01/10/07       2,000,000       1,997,464
                                                                             ------------
        Total short-term notes
          (cost $13,961,820)                                                   13,961,820
                                                                             ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                           VALUE PORTFOLIO (continued)
                                DECEMBER 31, 2006

                Description                           Shares                     Value
----------------------------------------------      ----------               ------------
MONEY MARKET MUTUAL FUNDS (5.4%)
  Federated Investors Prime Obligation Fund         11,881,287               $ 11,881,287
  Goldman Sachs Financial Square Fund               10,455,000                 10,455,000
                                                                             ------------
    Total money market mutual funds
      (cost $22,336,287)                                                       22,336,287
                                                                             ------------
MUTUAL FUNDS (1.9%)
  iShares Russell 1000 Value Index Fund
    (cost $5,676,640)                                   93,100                  7,687,267
                                                                             ------------
CASH AND CASH EQUIVALENTS (0.0%)
  BONY Cash Reserve (cost: $43,426)                     43,426                     43,426
                                                                             ------------
TOTAL INVESTMENTS (99.9%) (COST $318,663,709)                                 409,895,562
OTHER ASSETS LESS LIABILITIES (0.1%)                                              406,958
                                                                             ------------
NET ASSETS (100.0%)                                                          $410,302,520
                                                                             ============

*Non-Income producing securities.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2006.

Percentages shown are based on total net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                                 VALUE PORTFOLIO
                          DECEMBER 31, 2006 (UNAUDITED)

               Industry                                    % of Total Net Assets
----------------------------------------                   ---------------------
Computer Hardware & Software                                        10.9%
Diversified Financial Services                                      10.0
Apparel                                                              7.5
Diversified Manufacturing                                            7.4
Oil & Oil Services                                                   6.5
Telecommunication Services                                           5.6
Money Market Mutual Funds                                            5.4
Transportation                                                       4.6
Semiconductors                                                       4.4
Health Care                                                          4.4
Recreation                                                           4.1
Retail                                                               4.0
Aerospace & Defense                                                  2.8
Electrical Equipment                                                 2.5
Consumer Finance                                                     2.4
Automotive                                                           2.3
Food & Beverage                                                      2.1
Industrial Conglomerates                                             2.0
Automotive Components                                                1.9
Metals & Mining                                                      1.9
Mutual Funds                                                         1.9
Paper and Forest Products                                            1.6
Home Furnishings                                                     1.3
Chemicals                                                            1.2
Restaurants                                                          0.5
Oil & Gas                                                            0.5
Consumer Products                                                    0.2
Cash and Cash Equivalents                                              -
                                                                   -----
                                                                    99.9
Other Assets Less Liabilities                                        0.1
                                                                   -----

TOTAL INVESTMENTS                                                  100.0%
                                                                   =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                                DECEMBER 31, 2006

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
SHORT-TERM NOTES (97.6%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (25.8%)
    Federal Home Loan Bank Discount Notes                    5.130%      01/05/07     $2,000,000      $  1,998,860
    Federal Home Loan Bank Discount Notes                    5.115       01/09/07      2,800,000         2,796,817
    Federal Home Loan Bank Discount Notes                    5.160       01/10/07      5,259,000         5,252,227
    Federal Home Loan Bank Discount Notes                    5.205       01/24/07      2,750,000         2,740,855
    Federal Home Loan Mortgage Corp. Discount Notes          5.190       01/16/07      3,200,000         3,193,080
    Federal Home Loan Mortgage Corp. Discount Notes          5.160       01/23/07      1,200,000         1,196,216
    Federal Home Loan Mortgage Corp. Discount Notes          5.145       03/20/07      3,000,000         2,966,558
    Federal Agricultural Mortgage Corp. Discount Notes       5.130       01/16/07      4,600,000         4,590,168
    Federal Agricultural Mortgage Corp. Discount Notes       5.130       03/27/07      3,500,000         3,457,606
    Federal Farm Credit Bank Discount Note                   5.150       01/09/07      2,000,000         1,997,711
    Federal Farm Credit Bank Discount Note                   5.140       02/07/07      3,000,000         2,984,152
    Federal Farm Credit Bank Discount Note                   5.140       03/16/07      4,250,000         4,205,096
    Federal National Mortgage Association Discount Notes     5.252       01/04/07      2,550,000         2,548,899
    Federal National Mortgage Association Discount Notes     5.170       01/17/07      1,113,000         1,110,443
    Federal National Mortgage Association Discount Notes     5.150       01/25/07      2,200,000         2,192,447
    Federal National Mortgage Association Discount Notes     5.150       02/16/07      4,000,000         3,973,678
    Tennessee Valley Authority Discount Notes                5.100       01/04/07      4,000,000         3,998,300
    Tennessee Valley Authority Discount Notes                5.150       01/18/07      2,000,000         1,995,136
    Tennessee Valley Authority Discount Notes                5.110       02/01/07      2,000,000         1,991,199
                                                                                                      ------------
                                                                                                        55,189,448
                                                                                                      ------------
COMMERCIAL PAPER (57.6%)
  Automotive (2.8%)
    Honda Motor Company                                      5.303       02/09/07      3,000,000         2,983,003
    Honda Motor Company                                      5.293       02/23/07      3,000,000         2,976,945
                                                                                                      ------------
                                                                                                         5,959,948
                                                                                                      ------------
  Banks (2.8%)
    Bank of America Corp.                                    5.323       01/12/07      3,100,000         3,095,021
    Bank of America Corp.                                    5.303       03/09/07      3,000,000         2,970,799
                                                                                                      ------------
                                                                                                         6,065,820
                                                                                                      ------------
  Consumer Finance (12.6%)
    American Express Credit Corp.                            5.272       01/18/07      4,000,000         3,990,178
    American Express Credit Corp.                            5.272       02/02/07      2,000,000         1,990,756
    America General Finance Corp.                            5.293       03/05/07      3,000,000         2,972,595
    Siemens Capital Corp.                                    5.333       01/19/07      2,000,000         1,994,740
    Siemens Capital Corp.                                    5.323       01/30/07      4,000,000         3,983,083
    Toyota Motor Credit Corp.                                5.282       01/03/07      4,000,000         3,998,842
    Toyota Motor Credit Corp.                                5.293       01/23/07      2,000,000         1,993,620
    UBS Finance Delaware, LLC                                5.333       01/22/07      2,104,000         2,097,544
    UBS Finance Delaware, LLC                                5.313       01/24/07      4,000,000         3,986,609
                                                                                                      ------------
                                                                                                        27,007,967
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
SHORT-TERM NOTES (97.6%) (continued)
  COMMERCIAL PAPER (57.6%) (continued)
    Diversified Financial Services (8.4%)
      Citigroup Funding Inc.                                 5.313%      02/13/07     $2,000,000      $  1,987,482
      Citigroup Funding Inc.                                 5.313       03/12/07      4,000,000         3,959,244
      General Electric Capital Corp.                         5.323       02/09/07      2,500,000         2,485,781
      General Electric Capital Corp.                         5.145       02/27/07      3,500,000         3,471,879
      IBM Credit Corp.                                       5.242       01/13/07      3,000,000         2,987,075
      IBM Credit Corp.                                       5.232       01/25/07      3,000,000         2,989,680
                                                                                                      ------------
                                                                                                        17,881,141
                                                                                                      ------------
    Diversified Telecommunication Services (2.8%)
      Bellsouth Telecommunications                           5.293       01/22/07      3,000,000         2,990,865
      Bellsouth Telecommunications                           5.293       02/05/07      3,000,000         2,984,775
                                                                                                      ------------
                                                                                                         5,975,640
                                                                                                      ------------
    Education (2.8%)
      Harvard University                                     5.252       01/16/07      2,000,000         1,995,683
      Harvard University                                     5.222       01/17/07      1,000,000           997,711
      Harvard University                                     5.242       02/12/07      3,000,000         2,981,905
                                                                                                      ------------
                                                                                                         5,975,299
                                                                                                      ------------
    Electric Integrated (2.6%)
      Florida Power & Light Co.                              5.333       01/03/07      2,000,000         1,999,416
      Florida Power & Light Co.                              5.394       01/04/07      2,505,000         2,503,898
      Florida Power & Light Co.                              5.353       01/08/07      1,000,000           998,966
                                                                                                      ------------
                                                                                                         5,502,280
                                                                                                      ------------
    Electric Products (2.8%)
      Emerson Electric Co.                                   5.323       01/02/07      3,000,000         2,999,562
      Emerson Electric Co.                                   5.353       01/11/07      3,000,000         2,995,600
                                                                                                      ------------
                                                                                                         5,995,162
                                                                                                      ------------
    Food, Beverages (4.6%)
      The Coca-Cola Co.                                      5.272       01/30/07      4,000,000         3,983,244
      Nestle Capital Corp.                                   5.287       01/26/07      3,000,000         2,989,135
      Nestle Capital Corp.                                   5.282       02/28/07      3,000,000         2,974,818
                                                                                                      ------------
                                                                                                         9,947,197
                                                                                                      ------------
    Insurance (4.2%)
      American International Group Funding, Inc.             5.313       02/08/07      3,000,000         2,983,407
      Prudential Funding Corp.                               5.313       01/17/07      4,000,000         3,990,684
      Prudential Funding Corp.                               5.282       01/19/07      2,000,000         1,994,790
                                                                                                      ------------
                                                                                                         8,968,881
                                                                                                      ------------
    Medical - Drugs (2.8%)
      Abbott Laboratories                                    5.252       01/09/07      2,000,000         1,997,698
      Abbott Laboratories                                    5.262       01/16/07      1,000,000           997,837
      Abbott Laboratories                                    5.252       02/20/07      3,000,000         2,978,417
                                                                                                      ------------
                                                                                                         5,973,952
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
SHORT-TERM NOTES (97.6%) (continued)
  COMMERCIAL PAPER (57.6%) (continued)
    Medical Products (2.9%)
      Johnson & Johnson                                      5.252%      01/12/07     $4,000,000      $  3,993,669
      Johnson & Johnson                                      5.303       01/19/07      2,200,000         2,194,247
                                                                                                      ------------
                                                                                                         6,187,916
                                                                                                      ------------
    Oil & Gas (2.8%)
      Chevron Texaco Corp.                                   5.282       01/11/07      2,000,000         1,997,106
      Chevron Texaco Corp.                                   5.272       02/26/07      4,000,000         3,967,645
                                                                                                      ------------
                                                                                                         5,964,751
                                                                                                      ------------
    Pipelines (2.7%)
      Colonial Pipeline Co.                                  5.353       01/02/07      1,716,000         1,715,748
      Colonial Pipeline Co.                                  5.374       01/05/07      4,000,000         3,997,645
                                                                                                      ------------
                                                                                                         5,713,393
                                                                                                      ------------
    VARIABLE RATE DEMAND NOTES (4.1%)**
      Chatham Capital Corp. (backed by 5/3rd Bank LOC)       5.370       11/01/28        900,000           900,000
      Community Housing Development
        (backed by Wells Fargo Bank LOC)                     5.420       08/01/24        900,000           900,000
      Connecticut Water (backed by Citizen Bank of RI LOC)   5.320       01/04/29      1,500,000         1,500,000
      PCP Investors LLC (backed by Wells Fargo Bank LOC)     5.420       12/01/24        925,000           925,000
      Pineview (backed by 5/3rd Bank LOC)                    5.370       01/01/23        400,000           400,000
      Rockwood Quarry LLC (backed by 5/3rd Bank LOC)         5.370       12/01/22      4,200,000         4,200,000
                                                                                                      ------------
                                                                                                         8,825,000
                                                                                                      ------------
  CORPORATE BONDS (10.1%)
    Chemicals (1.4%)
      E.I. Du Pont De Nemours & Co.                          6.750       09/01/07      3,000,000         3,026,996
                                                                                                      ------------
    Commercial Banks (2.7%)
      National City Bank                                     3.300       05/15/07      4,250,000         4,219,496
      National City Bank of Indiana                          4.875       07/20/07      1,663,000         1,658,858
                                                                                                      ------------
                                                                                                         5,878,354
                                                                                                      ------------
    Household & Personal Products (2.8%)
      The Proctor & Gamble Co.                               4.750       06/15/07      6,000,000         5,979,600
                                                                                                      ------------
    Medical - Drugs (0.6%)
      Merck & Co., Inc.                                      2.500       03/30/07      1,195,000         1,187,095
                                                                                                      ------------
    Pharmaceuticals (1.7%)
      Pfizer Inc.                                            2.500       03/15/07      3,606,000         3,585,770
                                                                                                      ------------
    Retail (0.9%)
      Wal-Mart                                               4.375       07/12/07      2,000,000         1,990,123
                                                                                                      ------------
        Total short-term notes (cost: $208,781,733)                                                    208,781,733
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2006

                        Description                                                     Shares            Value
--------------------------------------------------------                              ----------      ------------
MONEY MARKET MUTUAL FUNDS (2.3%)
  Dreyfus Masternote Account                                                           1,650,040      $  1,650,040
  Federated Investors Prime Obligation Fund                                            2,900,001         2,900,001
  Wells Fargo Cash Invest MM-I                                                           360,000           360,000
                                                                                                      ------------

    Total money market mutual funds (cost: $4,910,041)                                                   4,910,041
                                                                                                      ------------
CASH AND CASH EQUIVALENTS (0.0%)
  BONY Cash Reserve (cost: $116,342)                                                     116,342           116,342
                                                                                                      ------------
TOTAL INVESTMENTS (99.9%) (COST: $213,808,116)                                                         213,808,116
OTHER ASSETS LESS LIABILITIES (0.1%)                                                                       117,003
                                                                                                      ------------

NET ASSETS (100.0%)                                                                                   $213,925,119
                                                                                                      ============

**Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2006.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2006.

Cost represents amortized cost.

Percentages shown are based on total net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                          DECEMBER 31, 2006 (UNAUDITED)

                 Industry                              % of Total Net Assets
--------------------------------------------           ---------------------
Commercial Paper                                                57.6%
U.S. Government & Agency Obligations                            25.8
Corporate Bonds                                                 10.1
Variable Rate Demand Notes                                       4.1
Money Market Mutual Funds                                        2.3
Cash and Cash Equivalents                                        0.0
                                                               -----
                                                                99.9
Other Assets Less Liabilities                                    0.1
                                                               -----

TOTAL INVESTMENTS                                              100.0%
                                                               =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                         INVESTMENT GRADE BOND PORTFOLIO
                                DECEMBER 31, 2006

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (91.0%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (12.0%)
    FHLB                                                           5.750%     05/15/12    $  700,000     $    726,410
    FHLMC                                                          5.200      03/05/19       700,000          680,548
    Housing Urban Development                                      4.850      08/01/11       900,000          895,373
    Housing Urban Development                                      5.670      08/01/16       800,000          814,108
    Tennessee Valley Authority                                     6.250      12/15/17       900,000          990,879
    U.S. Treasury Bonds                                            6.250      08/15/23       950,000        1,093,465
    U.S. Treasury Bonds                                            5.375      02/15/31     3,100,000        3,320,632
    U.S. Treasury Notes                                            3.375      02/15/08     1,500,000        1,473,809
    U.S. Treasury Notes                                            4.875      04/30/08     1,000,000          999,062
    U.S. Treasury Notes                                            4.250      01/15/11       200,000          196,688
    U.S. Treasury Notes                                            5.000      08/15/11       950,000          963,285
    U.S. Treasury Notes                                            4.875      02/15/12       550,000          555,028
    U.S. Treasury Notes                                            4.000      11/15/12     1,400,000        1,351,711
    U.S. Treasury Notes                                            3.875      02/15/13       300,000          287,121
    U.S. Treasury Notes                                            4.250      11/15/14       150,000          145,512
    U.S. Treasury Notes                                            4.500      02/15/16       675,000          664,242
    U.S. Treasury Notes                                            5.125      05/15/16       200,000          206,008
                                                                                                         ------------
                                                                                                           15,363,881
                                                                                                         ------------
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (52.1%)
    Atlantic City Electric Transition Funding LLC 2002-1 A3        4.910      07/20/17     1,000,000          990,135
    Banc of America Commercial Mortgage Inc.                       5.379      04/10/15       900,000          903,060
    Bear Stearns Commercial Mortgage Securities 2006-PW14 A3       5.209      12/01/38       600,000          596,203
    Bear Stearns Commercial Mortgage Securities                    5.530      09/11/41     1,300,000        1,314,014
    Centerpoint Energy                                             4.970      08/01/14       600,000          597,138
    Citigroup Commercial Mortgage 2006-C5 Asb                      5.413      10/15/49     1,200,000        1,204,735
    Commercial Mortgage PASS-THRU 2006-C8 Aab                      5.291      12/10/46       650,000          647,545
    Crown Castle Towers 2006-1A Afx                                5.245      11/15/36       600,000          598,989
    CSFB 2005-C5 Aab                                               5.100      08/15/38     1,200,000        1,186,449
    FHLMC Gold Pool #A48197                                        6.500      01/01/36     1,464,323        1,491,474
    FHLMC Gold Pool #J05930                                        5.500      03/01/21     2,769,789        2,767,654
    FHLMC Gold Pool #A11823                                        5.000      08/01/33       114,723          110,926
    FHLMC Gold Pool #A16641                                        5.500      12/01/33       249,550          247,241
    FHLMC Gold Pool #A27124                                        6.000      10/01/34       129,944          131,001
    FHLMC Gold Pool #A28876                                        6.000      11/01/34       724,625          730,523
    FHLMC Gold Pool #A40159                                        5.500      11/01/35        52,233           51,667
    FHLMC Gold Pool #A40754                                        6.500      12/01/35       672,075          684,649
    FHLMC Gold Pool #A41968                                        5.500      01/01/36       546,499          540,573
    FHLMC Gold Pool #A42106                                        6.500      01/01/36     2,609,991        2,658,820
    FHLMC Gold Pool #A43870                                        6.500      03/01/36       410,923          418,543
    FHLMC Gold Pool #A45624                                        5.500      06/01/35        57,330           56,708
    FHLMC Gold Pool #A49346                                        6.500      05/01/36       273,645          278,719
    FHLMC Gold Pool #A49346                                        6.500      06/01/36     1,768,139        1,800,923
    FHLMC Gold Pool #A51101                                        6.000      07/01/36       345,311          347,865
    FHLMC Gold Pool #B12969                                        4.500      03/01/19       237,710          229,729
    FHLMC Gold Pool #B19462                                        5.000      07/01/20     1,120,729        1,101,489
    FHLMC Gold Pool #C01086                                        7.500      11/01/30        74,354           77,410
    FHLMC Gold Pool #C01271                                        6.500      12/01/31       126,125          129,123
    FHLMC Gold Pool #C01302                                        6.500      11/01/31        45,835           46,924

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (91.0%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (52.1%) (continued)
    FHLMC Gold Pool #C01676                                        6.000%     11/01/33    $5,722,230     $  5,774,144
    FHLMC Gold Pool #C14364                                        6.500      09/01/28        65,238           66,952
    FHLMC Gold Pool #C14872                                        6.500      09/01/28         5,720            5,870
    FHLMC Gold Pool #C20300                                        6.500      01/01/29        45,431           46,625
    FHLMC Gold Pool #C28221                                        6.500      06/01/29        17,053           17,490
    FHLMC Gold Pool #C35377                                        7.000      01/01/30         8,653            8,920
    FHLMC Gold Pool #C41636                                        8.000      08/01/30         6,224            6,543
    FHLMC Gold Pool #C56017                                        6.500      03/01/31       433,452          444,028
    FHLMC Gold Pool #C61802                                        5.500      12/01/31       743,876          737,846
    FHLMC Gold Pool #C64936                                        6.500      03/01/32        68,938           70,508
    FHLMC Gold Pool #C65674                                        7.000      03/01/32        42,328           43,528
    FHLMC Gold Pool #C68790                                        6.500      07/01/32       359,089          367,269
    FHLMC Gold Pool #C74741                                        6.000      12/01/32       286,175          289,059
    FHLMC Gold Pool #C79460                                        5.500      05/01/33       292,634          289,926
    FHLMC Gold Pool #C79886                                        6.000      05/01/33       557,636          562,869
    FHLMC Gold Pool #E00543                                        6.000      04/01/13        44,752           45,438
    FHLMC Gold Pool #E00565                                        6.000      08/01/13        34,501           35,030
    FHLMC Gold Pool #E00957                                        6.000      02/01/16        66,059           67,050
    FHLMC Gold Pool #E01007                                        6.000      08/01/16        45,842           46,519
    FHLMC Gold Pool #E01085                                        5.500      12/01/16        89,475           89,704
    FHLMC Gold Pool #E01136                                        5.500      03/01/17       232,993          233,462
    FHLMC Gold Pool #E01216                                        5.500      10/01/17       219,390          219,831
    FHLMC Gold Pool #E01378                                        5.000      05/01/18       449,731          442,978
    FHLMC Gold Pool #E71048                                        6.000      07/01/13         1,957            1,987
    FHLMC Gold Pool #E72468                                        5.500      10/01/13        18,221           18,292
    FHLMC Gold Pool #E74118                                        5.500      01/01/14       109,728          110,122
    FHLMC Gold Pool #E77035                                        6.500      05/01/14        49,827           51,035
    FHLMC Gold Pool #E77962                                        6.500      07/01/14        73,422           75,202
    FHLMC Gold Pool #E78727                                        6.500      10/01/14         2,173            2,226
    FHLMC Gold Pool #E82543                                        6.500      03/01/16        64,664           66,191
    FHLMC Gold Pool #E85127                                        6.000      08/01/16        24,981           25,350
    FHLMC Gold Pool #E85353                                        6.000      09/01/16       101,556          103,056
    FHLMC Gold Pool #E89823                                        5.500      05/01/17       292,298          292,886
    FHLMC Gold Pool #E90912                                        5.500      08/01/17        78,453           78,611
    FHLMC Gold Pool #E91139                                        5.500      09/01/17       384,848          385,622
    FHLMC Gold Pool #E91646                                        5.500      10/01/17       578,418          579,582
    FHLMC Gold Pool #E92047                                        5.500      10/01/17       341,806          342,493
    FHLMC Gold Pool #E92196                                        5.500      11/01/17        56,972           57,086
    FHLMC Gold Pool #E95159                                        5.500      03/01/18       392,544          393,163
    FHLMC Gold Pool #E95734                                        5.000      03/01/18     1,926,455        1,897,525
    FHLMC Gold Pool #G01091                                        7.000      12/01/29        49,975           51,517
    FHLMC Gold Pool #G02060                                        6.500      01/01/36     1,918,475        1,954,366
    FHLMC Gold Pool #G08016                                        6.000      10/01/34     2,433,134        2,452,935
    FHLMC Gold Pool #G10817                                        6.000      06/01/13        44,060           44,735
    FHLMC Gold Pool #G11753                                        5.000      08/01/20       842,059          827,603
    FHLMC Gold Pool #J01380                                        5.500      03/01/21     2,715,926        2,713,832
    FHLMC Gold Pool #A44969                                        6.500      04/01/36     1,309,941        1,334,230
    FHLMC Series 2424 Class OG CMO                                 6.000      03/15/17     1,500,000        1,521,545
    FHLMC Series 2835 Class MD CMO                                 4.500      08/15/19       850,000          795,880
    FHLMC Series 2947 Class VA CMO                                 5.000      03/15/16       765,586          754,293

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date        Amount           Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (91.0%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (52.1%) (continued)
    FHLMC Series 3020 Class VA CMO                                 5.500%     11/15/14    $1,769,267     $  1,776,943
    FNCL Pool #357637                                              6.000      11/01/34     2,618,863        2,639,309
    FNMA CMO 2002-86 KM CMO                                        5.000      12/25/17     2,150,000        2,094,641
    FNMA Pool #253798                                              6.000      05/01/16         2,854            2,898
    FNMA Pool #356565                                              5.500      09/01/17     1,713,255        1,717,879
    FNMA Pool #545929                                              6.500      08/01/32       223,052          228,234
    FNMA Pool #555591                                              5.500      07/01/33       759,559          752,054
    FNMA Pool #572020                                              6.000      04/01/16        48,699           49,439
    FNMA Pool #578974                                              6.000      05/01/16       113,369          115,124
    FNMA Pool #579170                                              6.000      04/01/16        27,691           28,112
    FNMA Pool #584953                                              7.500      06/01/31        35,318           36,757
    FNMA Pool #585097                                              6.000      05/01/16       168,410          170,969
    FNMA Pool #651220                                              6.500      07/01/32       228,627          233,939
    FNMA Pool #781776                                              6.000      10/01/34       298,939          301,273
    GNMA CMO 2002-88 GW                                            5.500      09/20/19     1,000,000          984,870
    GNMA Pool #424739                                              7.500      05/15/26        34,384           35,950
    GNMA Pool #443216                                              8.000      07/15/27        23,265           24,663
    GNMA Pool #452827                                              7.500      02/15/28        29,134           30,441
    GNMA Pool #457453                                              7.500      10/15/27         8,571            8,964
    GNMA Pool #479743                                              7.500      11/15/30        26,586           27,756
    GNMA Pool #511723                                              7.500      10/15/30        51,403           53,665
    GNMA Pool #511778                                              7.500      11/15/30       111,987          116,915
    GNMA Pool #529534                                              8.000      08/15/30         9,349            9,910
    GNMA Pool #540356                                              7.000      05/15/31       102,362          105,818
    GNMA Pool #542083                                              7.000      01/15/31        21,247           21,965
    GNMA Pool #552466                                              6.500      03/15/32       128,964          132,538
    GNMA Pool #570323                                              6.000      02/15/32        36,675           37,249
    GNMA Pool #574395                                              6.000      01/15/32       939,298          953,992
    GNMA Pool #577653                                              6.000      08/15/32        67,506           68,562
    GNMA Pool #585467                                              6.000      08/15/32       220,091          223,534
    GNMA Pool #591025                                              6.500      10/15/32       225,663          231,916
    LBUBS Commercial Mortgage Trust 2006-C7 A2                     5.300      11/15/38     1,800,000        1,804,834
    Morgan Stanley Capital I                                       5.325      12/15/43       650,000          647,918
    Small Business Administration Agency, Ser. 2006-10A            5.524      03/10/16     1,000,000        1,008,101
    Small Business Administration Participation Certificates,
      Ser. 2006-20C                                                5.570      03/01/26       984,000          999,428
    Vende Mortgage Trust 2001-3J                                   6.500      05/15/08       315,799          316,880
                                                                                                         ------------
                                                                                                           66,776,623
                                                                                                         ------------
CORPORATE OBLIGATIONS (26.9%)
  Airlines (0.5%)
    Continental Airlines, Inc.                                     6.545      08/02/20      639,780           662,236
                                                                                                         ------------
  Auto Rental (0.6%)
    ERAC USA Finance Co. Series 144A                               5.600      05/01/15      800,000           794,114
                                                                                                         ------------
  Automotive (0.0%)
    Daimler Chrysler North America Holdings                        7.750      01/18/11       37,000            39,605
                                                                                                         ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (91.0%) (continued)
  CORPORATE OBLIGATIONS (26.9%) (continued)
    Brewery (1.0%)
      FBG Finance Ltd. Series 144A                                 5.875%     06/15/35    $  700,000     $    633,958
      Sabmiller PLC Series 144A                                    6.500      07/01/16       650,000          678,031
                                                                                                         ------------
                                                                                                            1,311,989
                                                                                                         ------------
    Chemicals (0.8%)
      Chemtura Corp.                                               6.875      06/01/16       300,000          288,750
      Cytec Industries, Inc.                                       6.000      10/01/15       700,000          693,833
      E.I. Du Pont De Nemours Co.                                  6.875      10/15/09        37,000           38,627
                                                                                                         ------------
                                                                                                            1,021,210
                                                                                                         ------------
    Commercial Banks (0.6%)
      Bank of America Corp.                                        7.400      01/15/11        37,000           39,852
      Bank One Corp.                                               7.875      08/01/10        37,000           40,134
      First Union National Bank                                    7.800      08/18/10        37,000           39,799
      State Street Bank & Trust                                    5.300      01/15/16       600,000          593,922
      US Bank North America                                        6.375      08/01/11        37,000           38,624
                                                                                                         ------------
                                                                                                              752,331
                                                                                                         ------------
    Commercial Services & Supplies (0.9%)
      Waste Management, Inc.                                       6.875      05/15/09     1,100,000        1,137,126
                                                                                                         ------------
    Computer - Software (0.5%)
      Computer Associates Inc. Series 144A                         5.625      12/01/14       700,000          654,017
                                                                                                         ------------
    Consumer Products (0.6%)
      Unilever Capital Corp.                                       7.125      11/01/10       737,000          782,859
                                                                                                         ------------
    E&P Services (0.6%)
      Seacor Holdings Inc.                                         5.875      10/01/12       805,000          774,977
                                                                                                         ------------
    Electric Utility (2.3%)
      Arizona Public Service Co.                                   6.375      10/15/11       600,000          615,809
      Centerpoint Energy                                           6.500      02/01/08     1,000,000        1,007,903
      Entergy Gulf States, Inc.                                    4.875      11/01/11       650,000          625,062
      NiSource Finance Corp.                                       7.875      11/15/10        37,000           39,918
      Potomac Edison Co.                                           5.350      11/15/14       700,000          689,466
                                                                                                         ------------
                                                                                                            2,978,158
                                                                                                         ------------
    Electronic Parts Distribution (0.5%)
      Avnet, Inc.                                                  6.625      09/15/16       650,000          668,396
                                                                                                         ------------
    Finance Companies (1.3%)
      Ford Motor Credit Corp.                                      7.000      10/01/13       800,000          763,985
      General Electric Capital Corp.                               7.375      01/19/10        37,000           39,218
      Goldman Sachs Group, Inc.                                    6.875      01/15/11        37,000           39,167
      HSBC Finance Corp.                                           6.750      05/15/11        37,000           39,159
      J.P. Morgan Chase & Co.                                      6.750      02/01/11        37,000           38,898

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date        Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (91.0%) (continued)
  CORPORATE OBLIGATIONS (26.9%) (continued)
      Merrill Lynch & Co.                                          6.000%     02/17/09    $   37,000     $     37,603
      SLM Corp.                                                    4.500      07/26/10       700,000          681,353
                                                                                                         ------------
                                                                                                            1,639,383
                                                                                                         ------------
    Food Products (0.0%)
      Kellogg Company                                              6.600      04/01/11        37,000           38,802
                                                                                                         ------------
    Gas-Distribution (1.2%)
      Atmos Energy Corp.                                           4.950      10/15/14       600,000          566,301
      Southwest Gas Corp.                                          7.625      05/15/12       650,000          699,375
      Williams Partners LP, Series 144A                            7.250      02/01/17       250,000          255,000
                                                                                                         ------------
                                                                                                            1,520,676
                                                                                                         ------------
    Health Care Providers & Services (0.5%)
      United Healthcare Group                                      5.250      03/15/11       650,000          647,772
                                                                                                         ------------
    Healthcare Equipment & Supplies (0.8%)
      Hospira, Inc.                                                5.900      06/15/14     1,000,000          971,586
                                                                                                         ------------
    Independent Energy (2.5%)
      Chesapeake Energy Corp.                                      7.750      01/15/15       650,000          676,813
      Kerr-Mcgee Corp.                                             7.125      10/15/27       700,000          750,228
      Pioneer Natural Resource                                     7.200      01/15/28       600,000          565,118
      Southwestern Energy Co.                                      7.125      10/10/17       500,000          497,625
      Union Pacific Resources                                      7.050      05/15/18       600,000          648,220
                                                                                                         ------------
                                                                                                            3,138,004
                                                                                                         ------------
    Insurance (2.2%)
      Allstate Life Global Funding                                 4.250      02/26/10       700,000          679,043
      Metropolitan Life Global Funding Series 144A                 4.625      08/19/10       800,000          782,443
      Nationwide Financial Services                                6.250      11/15/11       700,000          723,542
      TIAA Global Markets Inc. Series 144A                         4.875      01/12/11       600,000          591,281
                                                                                                         ------------
                                                                                                            2,776,309
                                                                                                         ------------
    Integrated Energy (0.0%)
      Conocophilips Company                                        8.750      05/25/10        37,000           40,999
                                                                                                         ------------
    Media (1.3%)
      Aol Time Warner, Inc.                                        6.750      04/15/11        37,000           38,732
      Comcast Corp.                                                6.500      01/15/15       800,000          833,541
      Cox Communications Series 144A                               6.450      12/01/36       750,000          738,225
      Viacom, Inc.                                                 6.625      05/15/11        37,000           38,216
                                                                                                         ------------
                                                                                                            1,648,714
                                                                                                         ------------
    Medical Laboratories (0.5%)
      Laboratory Corp. of America                                  5.625      12/15/15       600,000          589,858
                                                                                                         ------------
    Metal-Aluminum (0.0%)
      Alcoa, Inc.                                                  6.500      06/01/11        37,000           38,620
                                                                                                         ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (91.0%) (continued)
  CORPORATE OBLIGATIONS (26.9%) (continued)
    Office Furnishings-Orig (0.5%)
      Steelcase, Inc.                                              6.500%     08/15/11    $ 650,000      $    660,258
                                                                                                         ------------
    Oil & Gas-Production/Pipeline (3.3%)
      Conocophilips Canada                                         5.625      10/15/16      650,000           653,090
      El Paso Natural Gas                                          7.625      08/01/10      700,000           731,500
      Enterprise Products Operations Series B                      6.875      03/01/33      650,000           678,707
      Gulfstream Natural Gas Series 144A                           5.560      11/01/15      700,000           690,454
      Magellan Midstream Partners                                  5.650      10/15/16      800,000           778,849
      Transcont Gas Pipe Corp.                                     8.875      07/15/12      650,000           734,500
                                                                                                         ------------
                                                                                                            4,267,100
                                                                                                         ------------
    Paper and Forest Products (1.3%)
      Abitibi-Consolidated, Inc.                                   8.850      08/01/30      800,000           656,000
      Weyerhaeuser Co.                                             7.375      03/15/32      900,000           939,443
                                                                                                         ------------
                                                                                                            1,595,443
                                                                                                         ------------
    Pharmaceuticals (0.5%)
      Amerisourcebergen Corp.                                      5.625      09/15/12      700,000           688,152
                                                                                                         ------------
    Real Estate (0.5%)
      Simon Property Group LP                                      3.750      01/30/09      700,000           679,866
                                                                                                         ------------
    Retail (0.0%)
      Wal-Mart                                                     6.875      08/10/09       37,000            38,548
                                                                                                         ------------
    Telecommunication Services (1.5%)
      AT&T Wireless Services, Inc.                                 7.875      03/01/11       37,000            40,358
      AT&T Wireless Services, Inc.                                 6.250      03/15/11       37,000            38,199
      British Telecom Plc                                          8.625      12/15/10       37,000            41,292
      Deutsche Telekom International                               8.000      06/15/10       37,000            40,065
      France Telecom                                               7.750      03/01/11       37,000            40,303
      Sprint Capital Corp.                                         7.625      01/30/11       37,000            39,616
      Sprint Capital Corp.                                         8.750      03/15/32      800,000           962,890
      Verizon Communications                                       6.940      04/15/28      600,000           629,054
      Verizon Global Funding Corp.                                 7.250      12/01/10       37,000            39,440
                                                                                                         ------------
                                                                                                            1,871,217
                                                                                                         ------------
    Miscellaneous (0.1%)
      Inter-American Development Bank                              7.375      01/15/10       37,000            39,503
      Quebec Province                                              6.125      01/22/11       37,000            38,228
                                                                                                         ------------
                                                                                                               77,731
                                                                                                         ------------

        Total corporate obligations (cost: $34,983,866)                                                    34,506,056
                                                                                                         ------------

        Total long-term notes and bonds (cost: $117,605,950)                                              116,646,560
                                                                                                         ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date        Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
SHORT-TERM NOTES AND BONDS (4.0%)
  COMMERCIAL PAPER (1.6%)
    Food-Misc/Diversified (1.6%)
      General Mills                                                5.414%     01/23/07    $2,000,000     $  1,993,473
                                                                                                         ------------
        Total commercial paper (cost: $1,993,473)                                                           1,993,473
                                                                                                         ------------
  CORPORATE OBLIGATIONS (2.4%)
    Chemicals (0.6%)
      Praxair, Inc.                                                6.625      10/15/07       700,000          706,283
                                                                                                         ------------
    Commercial Banks (0.6%)
      Bank One NA Illinois                                         5.500      03/26/07       800,000          800,063
                                                                                                         ------------
    Finance Companies (0.6%)
      CIT Group, Inc.                                              5.500      11/30/07       700,000          701,542
                                                                                                         ------------
    Media (0.5%)
      Cox Enterprises, Inc. Series 144A                            8.000      02/15/07       700,000          701,406
                                                                                                         ------------
    Miscellaneous (0.1%)
      Morgan Stanley Tracers Variable Series 144A                  0.000      03/01/07       166,681          166,748
                                                                                                         ------------

        Total corporate obligations (cost: $3,081,710)                                                      3,076,042
                                                                                                         ------------

       Total short-term notes and bonds (cost: $5,075,183)                                                  5,069,515
                                                                                                         ------------

                                                                                             Shares
                                                                                           ---------
MONEY MARKET MUTUAL FUNDS (3.3%)
      Federated Investors Prime Obligation Fund                                            1,269,206        1,269,206
      Goldman Sachs Financial Square Fund                                                  2,990,000        2,990,000
                                                                                                         ------------

        Total money market mutual funds (cost: $4,259,206)                                                  4,259,206
                                                                                                         ------------
MUTUAL FUNDS (0.7%)
      Federated High Yield Bond Fund                                                          18,115          110,138
      Loomis Sayles Global Bond Fund                                                          47,114          725,562
      Neuberger Berman High Income Bond Fund                                                  11,077          101,904
                                                                                                         ------------

        Total mutual funds (cost: $933,324)                                                                   937,604
                                                                                                         ------------
CASH AND CASH EQUIVALENTS (0.1%)
      BONY Cash Reserve (cost: $64,711)                                                       64,711           64,711
                                                                                                         ------------
TOTAL INVESTMENTS (99.1%) (COST: $127,938,374)                                                            126,977,596
OTHER ASSETS LESS LIABILITIES (0.9%)                                                                        1,167,364
                                                                                                         ------------
NET ASSETS (100.0%)                                                                                      $128,144,960
                                                                                                         ============

Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2006.

Percentages shown are based on total net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                         INVESTMENT GRADE BOND PORTFOLIO
                          DECEMBER 31, 2006 (UNAUDITED)

                  Industry                                 % of Total Net Assets
------------------------------------------------           ---------------------
Mortgage-Backed and Asset-Backed Securities                        52.1%
Corporate Obligations                                              29.3
U.S. Government & Agency Obligations                               12.0
Money Market Mutual Funds                                           3.3
Commercial Paper                                                    1.6
Mutual Funds                                                        0.7
Cash and Cash Equivalents                                           0.1
                                                                  -----
                                                                   99.1
Other Assets Less Liabilities                                       0.9
                                                                  -----

TOTAL INVESTMENTS                                                 100.0%
                                                                  =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                                DECEMBER 31, 2006

                Description                           Shares                     Value
------------------------------------------          ----------               ------------
COMMON STOCKS (61.9%)
  Aerospace & Defense (2.0%)
    General Dynamics Corp.                              19,000               $  1,412,650
    Precision Castparts Corp.                           59,800                  4,681,144
                                                                             ------------
                                                                                6,093,794
                                                                             ------------
  Apparel (5.0%)
    Columbia Sportswear Co.                             77,400                  4,311,180
    Kellwood Co.                                        98,600                  3,206,472
    Liz Claiborne, Inc.                                 73,800                  3,207,348
    Wolverine World Wide, Inc.                         147,750                  4,213,830
                                                                             ------------
                                                                               14,938,830
                                                                             ------------
  Automotive (1.6%)
    Harley-Davidson, Inc.                               68,400                  4,820,148
                                                                             ------------
  Automotive Components (1.3%)
    Magna International, Inc.                           47,900                  3,858,345
                                                                             ------------
  Chemicals (0.8%)
    Dow Chemical Co.                                    61,600                  2,460,304
                                                                             ------------
  Computer Hardware & Software (7.2%)
    American Power Conversion                          175,700                  5,374,663
    Autodesk, Inc.*                                    101,600                  4,110,736
    Cisco Systems, Inc.*                               197,800                  5,405,873
    Dell Inc.*                                          89,700                  2,250,573
    Hewlett-Packard Co.                                110,867                  4,566,612
                                                                             ------------
                                                                               21,708,457
                                                                             ------------
  Consumer Products (0.2%)
    Helen of Troy, Ltd.*                                25,400                    616,204
                                                                             ------------
  Diversified Financial Services (7.0%)
    Aegon NV                                           263,386                  4,991,165
    Citigroup, Inc.                                     70,028                  3,900,560
    Federated Investors, Inc.                          125,100                  4,225,878
  Investment TechnologyGroup, Inc.*                     77,400                  3,318,912
    JP Morgan Chase & Co.                               51,240                  2,474,892
    Washington Mutual, Inc.                             48,627                  2,212,042
                                                                             ------------
                                                                               21,123,449
                                                                             ------------
  Diversified Manufacturing (4.9%)
    Carlisle Cos., Inc.                                 69,200                  5,432,200
    Crane Co.                                          107,500                  3,938,800
    Illinois Tool Works, Inc.                           41,700                  1,926,123
    Trinity Industries, Inc.                            94,875                  3,339,600
                                                                             ------------
                                                                               14,636,723
                                                                             ------------
  Electrical Equipment (2.0%)
    Baldor Electric Co.                                148,000                  4,946,160
    FLIR Systems, Inc.*                                 35,500                  1,129,965
                                                                             ------------
                                                                                6,076,125
                                                                             ------------
  Food & Beverage (1.5%)
    The Coca-Cola Co.                                   91,100                  4,395,575
                                                                             ------------
  Health Care (4.0%)
    Johnson & Johnson                                   31,300                  2,066,426
    McKesson Corp.                                      53,000                  2,687,100
    Merck & Co., Inc.                                   19,900                    867,640
    Pfizer, Inc.                                       151,300                  3,918,670
    Zimmer Holdings, Inc.*                              29,900                  2,343,562
                                                                             ------------
                                                                               11,883,398
                                                                             ------------
  Home Furnishings (0.9%)
    Furniture Brands International, Inc.                68,550                  1,112,567
    La-Z-Boy, Inc.                                     141,650                  1,681,385
                                                                             ------------
                                                                                2,793,952
                                                                             ------------
  Industrial Conglomerates (1.4%)
    General Electric Co.                               111,800                  4,160,078
                                                                             ------------
  Metals & Mining (1.3%)
    Alcoa, Inc.                                        132,500                  3,976,325
                                                                             ------------
  Oil & Oil Services (4.3%)
    Royal Dutch Shell PLC ADR                           67,850                  4,803,102
    Tidewater, Inc.                                     79,550                  3,847,038
    Valero Energy Corp.                                 82,000                  4,195,120
                                                                             ------------
                                                                               12,845,260
                                                                             ------------
  Paper and Forest Products (1.0%)
    Wausau Paper Corp.                                 200,700                  3,008,493
                                                                             ------------
  Recreation (2.7%)
    Brunswick Corp.                                    115,700                  3,690,830
    Mattel, Inc.                                       187,300                  4,244,218
                                                                             ------------
                                                                                7,935,048
                                                                             ------------
  Restaurants (0.4%)
    OSI Restaurant Partners, Inc.                       33,000                  1,293,600
    Retail (2.8%)Bed Bath & Beyond, Inc.*               29,700                  1,131,570
    BJ's Home Depot, Inc.                              104,400                  4,192,704
                                                                             ------------
                                                                                8,341,944
                                                                             ------------

                                                     (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2006

                Description                           Shares                     Value
------------------------------------------          ----------               ------------
COMMON STOCKS (61.9%) (continued)
  Semiconductors (3.1%)
    Applied Materials, Inc.                            121,800               $  2,247,210
    Intel Corp.                                        166,600                  3,373,650
    Texas Instruments, Inc.                            125,000                  3,600,000
                                                                             ------------
                                                                                9,220,860
                                                                             ------------
  Telecommunication Services (3.8%)
    Nokia Corp. ADR                                    268,300                  5,451,856
    Telefonos de Mexico, Class L ADR                   213,700                  6,039,162
                                                                             ------------
                                                                               11,491,018
                                                                             ------------
  Transportation (2.7%)
    Norfolk Southern Corp.                              95,400                  4,797,666
    Werner Enterprises, Inc.                           188,400                  3,293,232
                                                                             ------------
                                                                                8,090,898
                                                                             ------------

      Total common stocks (cost: $135,152,347)                                185,768,828
                                                                             ------------

                                         Interest    Maturity     Principal
            Description                    Rate        Date        Amount        Value
--------------------------------         --------   ---------    ----------   -----------
LONG-TERM NOTES AND BONDS (23.5%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (6.1%)
    FHLMC                                  5.200%    03/05/19    $  300,000   $   291,664
    Housing Urban Development              4.850     08/01/11       100,000        99,486
    Housing Urban Development              5.670     08/01/16       200,000       203,527
    Tennessee Valley Authority             6.250     12/15/17       100,000       110,098
    U.S. Treasury Bonds                    7.250     05/15/16       450,000       534,920
    U.S. Treasury Bonds                    9.125     05/15/18       200,000       275,078
    U.S. Treasury Bonds                    6.250     08/15/23     1,050,000     1,208,567
    U.S. Treasury Bonds                    6.250     05/15/30       225,000       268,031
    U.S. Treasury Bonds                    5.375     02/15/31     2,150,000     2,303,019
    U.S. Treasury Notes                    3.375     02/15/08       700,000       687,777
    U.S. Treasury Notes                    4.875     04/30/08     1,000,000       999,062
    U.S. Treasury Notes                    3.875     05/15/09     2,300,000     2,254,809
    U.S. Treasury Notes                    6.000     08/15/09       300,000       309,059
    U.S. Treasury Notes                    4.250     01/15/11       100,000        98,344
    U.S. Treasury Notes                    5.000     02/15/11       200,000       202,500
    U.S. Treasury Notes                    5.125     06/30/11     1,450,000     1,474,469
    U.S. Treasury Notes                    4.875     02/15/12       450,000       454,113
    U.S. Treasury Notes                    4.375     08/15/12     1,950,000     1,921,969
    U.S. Treasury Notes                    3.875     02/15/13     1,225,000     1,172,411
    U.S. Treasury Notes                    4.250     08/15/13     1,450,000     1,413,637
    U.S. Treasury Notes                    4.250     11/15/14     1,750,000     1,697,637
    U.S. Treasury Notes                    4.500     02/15/16       375,000       369,023
                                                                             ------------
                                                                               18,349,200
                                                                             ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (23.5%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (12.1%)
    Banc of America Commercial Mortgage Inc.                 5.379%      04/10/15     $  500,000      $    501,700
    Bear Stearns Commercial Mortgage
       Securities 2006-PW14 A3                               5.209       12/01/38        400,000           397,469
    Bear Stearns Commercial Mortgage Securities              5.530       09/11/41        700,000           707,546
    Centerpoint Energy                                       4.970       08/01/14        400,000           398,092
    Citigroup Commercial Mortgage 2006-C5 Asb                5.413       10/15/49        800,000           803,157
    Commercial Mortgage PASS-THRU 2006-C8 Aab                5.291       12/10/46        350,000           348,678
    Crown Castle Towers 2006-1A Afx                          5.245       11/15/36        400,000           399,326
    CSFB 2005-C5 Aab                                         5.100       08/15/38        800,000           790,966
    FHLMC Gold Pool #A42908                                  6.000       02/01/36        345,230           347,783
    FHLMC Gold Pool #A11823                                  5.000       08/01/33        521,632           504,366
    FHLMC Gold Pool #A16641                                  5.500       12/01/33        748,649           741,721
    FHLMC Gold Pool #A41968                                  5.500       01/01/36        281,741           278,686
    FHLMC Gold Pool #A42106                                  6.500       01/01/36      2,646,832         2,696,350
    FHLMC Gold Pool #A48197                                  6.500       01/01/36        860,667           876,625
    FHLMC Gold Pool #A49346                                  6.500       05/01/36        792,135           806,823
    FHLMC Gold Pool #A49346                                  6.500       06/01/36        441,782           449,973
    FHLMC Gold Pool #A51101                                  6.000       07/01/36        454,691           458,053
    FHLMC Gold Pool #B12969                                  4.500       03/01/19        713,130           689,186
    FHLMC Gold Pool #B18146                                  5.000       04/01/20        823,358           808,966
    FHLMC Gold Pool #B18179                                  5.000       04/01/20      1,730,480         1,700,771
    FHLMC Gold Pool #B19462                                  5.000       07/01/20        560,365           550,745
    FHLMC Gold Pool #C01086                                  7.500       11/01/30         16,164            16,828
    FHLMC Gold Pool #C01271                                  6.500       12/01/31         52,552            53,801
    FHLMC Gold Pool #C01302                                  6.500       11/01/31         26,962            27,602
    FHLMC Gold Pool #C01676                                  6.000       11/01/33      1,035,757         1,045,154
    FHLMC Gold Pool #C14872                                  6.500       09/01/28         21,409            21,972
    FHLMC Gold Pool #C20853                                  6.000       01/01/29        643,852           651,649
    FHLMC Gold Pool #C56017                                  6.500       03/01/31        346,867           355,331
    FHLMC Gold Pool #C61802                                  5.500       12/01/31        176,755           175,322
    FHLMC Gold Pool #C65255                                  6.500       03/01/32         27,762            28,395
    FHLMC Gold Pool #C65674                                  7.000       03/01/32         10,582            10,882
    FHLMC Gold Pool #C67071                                  6.500       05/01/32         66,268            68,030
    FHLMC Gold Pool #C68790                                  6.500       07/01/32        119,696           122,423
    FHLMC Gold Pool #C74741                                  6.000       12/01/32         84,169            85,017
    FHLMC Gold Pool #C79886                                  6.000       05/01/33        161,894           163,414
    FHLMC Gold Pool #E00543                                  6.000       04/01/13         30,100            30,562
    FHLMC Gold Pool #E00878                                  6.500       07/01/15         22,332            22,869
    FHLMC Gold Pool #E01007                                  6.000       08/01/16         45,842            46,519
    FHLMC Gold Pool #E77962                                  6.500       07/01/14         27,533            28,201
    FHLMC Gold Pool #E85127                                  6.000       08/01/16         14,275            14,486
    FHLMC Gold Pool #E85353                                  6.000       09/01/16        101,556           103,056
    FHLMC Gold Pool #E95159                                  5.500       03/01/18        147,204           147,436
    FHLMC Gold Pool #E95734                                  5.000       03/01/18        751,787           740,498
    FHLMC Gold Pool #G01477                                  6.000       12/01/32        684,293           690,721
    FHLMC Gold Pool #G01727                                  6.000       08/01/34      1,555,917         1,570,032
    FHLMC Gold Pool #G02060                                  6.500       01/01/36      1,151,085         1,172,620
    FHLMC Gold Pool #G08016                                  6.000       10/01/34      1,216,567         1,226,468
    FHLMC Gold Pool #G08087                                  6.000       10/01/35        314,102           316,496
    FHLMC Gold Pool #G11753                                  5.000       08/01/20        842,059           827,603

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (23.5%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (12.1%) (continued)
    FHLMC Gold Pool #J01380                                  5.500%      03/01/21     $1,357,963      $  1,356,916
    FHLMC Gold Pool #J05930                                  5.500       03/01/21      1,358,404         1,357,357
    FHLMC Pool #A14499                                       6.000       10/01/33        189,429           191,207
    FHLMC Series 2424 Class OG CMO                           6.000       03/15/17        500,000           507,182
    FHLMC Series 2835 Class MD CMO                           4.500       08/15/19        150,000           140,449
    FHLMC Series 2947 Class VA CMO                           5.000       03/15/16        437,478           431,024
    FHLMC Series 3020 Class VA CMO                           5.500       11/15/14        884,633           888,471
    FNCL Pool #357637                                        6.000       11/01/34        716,008           721,598
    FNMA CMO 2002-86 KM CMO                                  5.000       12/25/17        350,000           340,988
    FNMA Pool #356565                                        5.500       09/01/17        389,376           390,427
    FNMA Pool #545929                                        6.500       08/01/32        104,091           106,509
    FNMA Pool #555591                                        5.500       07/01/33        220,517           218,338
    FNMA Pool #574922                                        6.000       04/01/16          4,464             4,532
    FNMA Pool #579170                                        6.000       04/01/16         38,845            39,435
    FNMA Pool #584953                                        7.500       06/01/31         15,697            16,337
    FNMA Pool #651220                                        6.500       07/01/32         45,725            46,788
    FNMA Pool #725793                                        5.500       09/01/19      1,341,314         1,344,295
    GNMA Pool #422407                                        6.500       01/15/26          8,297             8,542
    GNMA Pool #424578                                        6.500       04/15/26        105,035           108,138
    GNMA Pool #425983                                        6.500       03/15/26         22,843            23,518
    GNMA Pool #431962                                        6.500       05/15/26         35,656            36,709
    GNMA Pool #436741                                        7.500       01/15/27         31,863            33,327
    GNMA Pool #443216                                        8.000       07/15/27         12,170            12,901
    GNMA Pool #479743                                        7.500       11/15/30         26,586            27,756
    GNMA Pool #511778                                        7.500       11/15/30         43,821            45,749
    GNMA Pool #542083                                        7.000       01/15/31        106,237           109,824
    GNMA Pool #552466                                        6.500       03/15/32         60,183            61,851
    GNMA Pool #555179                                        7.000       12/15/31         17,111            17,689
    GNMA Pool #570323                                        6.000       02/15/32         14,670            14,900
    GNMA Pool #574395                                        6.000       01/15/32         92,088            93,529
    LBUBS Commercial Mortgage Trust 2006-C7 A2               5.300       11/15/38      1,200,000         1,203,223
    Morgan Stanley Capital I                                 5.325       12/15/43        350,000           348,879
    Small Business Administration Agency, Ser. 2006-10A      5.524       03/10/16        500,000           504,051
    Small Business Administration Participation
      Certificates, Ser. 2006-20C                            5.570       03/01/26        492,000           499,714
                                                                                                      ------------
                                                                                                        36,272,522
                                                                                                      ------------
CORPORATE OBLIGATIONS (5.3%)
  Airlines (0.1%)
    Continental Airlines, Inc.                               6.545       08/02/20        159,945           165,559
                                                                                                      ------------
  Auto Rental (0.1%)
    ERAC USA Finance Co. Series 144A                         5.600       05/01/15        200,000           198,528
                                                                                                      ------------
  Automotive (0.0%)
    Daimler Chrysler North America Holdings                  7.750       01/18/11          7,000             7,493
                                                                                                      ------------
  Brewery (0.2%)
    FBG Finance Ltd. Series 144A                             5.875       06/15/35        300,000           271,697
    Sabmiller PLC, Series 144A                               6.500       07/01/16        350,000           365,094
                                                                                                      ------------
                                                                                                           636,791
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (23.5%) (continued)
  CORPORATE OBLIGATIONS (5.3%) (continued)
    Chemicals (0.2%)
      Chemtura Corp.                                         6.875%      06/01/16     $ 200,000       $    192,500
      Cytec Industries, Inc.                                 6.000       10/01/15       300,000            297,357
      E.I. Du Pont De Nemours Co.                            6.875       10/15/09         7,000              7,308
                                                                                                      ------------
                                                                                                           497,165
                                                                                                      ------------
    Commercial Banks (0.1%)
      Bank of America Corp.                                  7.400       01/15/11         7,000              7,540
      Bank One Corp.                                         7.875       08/01/10         7,000              7,593
      First Union National Bank                              7.800       08/18/10         7,000              7,530
      State Street Bank & Trust                              5.300       01/15/16       400,000            395,947
      US Bank North America                                  6.375       08/01/11         7,000              7,307
                                                                                                      ------------
                                                                                                           425,917
                                                                                                      ------------
    Commercial Services & Supplies (0.1%)
      Waste Management, Inc.                                 6.875       05/15/09       300,000            310,125
                                                                                                      ------------
    Computer - Software (0.1%)
      Computer Associates Inc. Series 144A                   5.625       12/01/14       300,000            280,293
                                                                                                      ------------
    Consumer Products (0.2%)
      Unilever Capital Corp.                                 7.125       11/01/10       507,000            538,548
                                                                                                      ------------
    E&P Services (0.1%)
      Seacor Holdings Inc.                                   5.875       10/01/12       400,000            385,082
                                                                                                      ------------
    Electric Utility (0.4%)
      Arizona Public Service Co.                             6.375       10/15/11       400,000            410,539
      Centerpoint Energy                                     6.500       02/01/08       200,000            201,581
      Entergy Gulf States, Inc.                              4.875       11/01/11       350,000            336,572
      NiSource Finance Corp.                                 7.875       11/15/10         7,000              7,552
      Potomac Edison Co.                                     5.350       11/15/14       300,000            295,485
                                                                                                      ------------
                                                                                                         1,251,729
                                                                                                      ------------
    Electronic Parts Distribution (0.1%)
      Avnet, Inc.                                            6.625       09/15/16       350,000            359,905
                                                                                                      ------------
    Finance Companies (0.3%)
      Citi Financial                                         6.625       06/01/15        75,000             80,571
      Ford Motor Credit Corp.                                7.000       10/01/13       200,000            190,996
      General Electric Capital Corp.                         7.375       01/19/10         7,000              7,420
      Goldman Sachs Group, Inc.                              6.875       01/15/11         7,000              7,410
      HSBC Finance Corp.                                     6.750       05/15/11         7,000              7,408
      J.P. Morgan Chase & Co.                                6.750       02/01/11         7,000              7,359
      Merrill Lynch & Co.                                    6.000       02/17/09         7,000              7,114
      SLM Corp.                                              4.500       07/26/10       500,000            486,681
                                                                                                      ------------
                                                                                                           794,959
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (23.5%) (continued)
  CORPORATE OBLIGATIONS (5.3%) (continued)
    Food Products (0.0%)
      Kellogg Company                                        6.600%      04/01/11     $    7,000      $      7,341
                                                                                                      ------------
    Gas-Distribution (0.3%)
      Atmos Energy Corp.                                     4.950       10/15/14        400,000           377,534
      Southwest Gas Corp.                                    7.625       05/15/12        350,000           376,587
                                                                                                      ------------
                                                                                                           754,121
                                                                                                      ------------
    Health Care Providers & Services ( 0.1%)
      United Healthcare Group                                5.250       03/15/11        350,000           348,801
                                                                                                      ------------
    Healthcare Equipment & Supplies (0.1%)
      Hospira, Inc.                                          5.900       06/15/14        300,000           291,476
                                                                                                      ------------
    Independent Energy (0.4%)
      Chesapeake Energy Corp.                                7.750       01/15/15        350,000           364,438
      Kerr-Mcgee Corp.                                       7.125       10/15/27        300,000           321,526
      Pioneer Natural Resource                               7.200       01/15/28        400,000           376,745
      Union Pacific Resources                                7.050       05/15/18        250,000           270,092
                                                                                                      ------------
                                                                                                         1,332,801
                                                                                                      ------------
    Insurance (0.6%)
      Allstate Life Global Funding                           4.250       02/26/10        500,000           485,031
      Metropolitan Life Global Funding Series 144A           4.625       08/19/10        500,000           489,026
      Nationwide Financial Services                          6.250       11/15/11        300,000           310,090
      TIAA Global Markets Inc. Series 144A                   4.875       01/12/11        400,000           394,187
                                                                                                      ------------
                                                                                                         1,678,334
                                                                                                      ------------
    Integrated Energy (0.0%)
      Conocophilips Company                                  8.750       05/25/10          7,000             7,757
                                                                                                      ------------
    Media (0.2%)
      Aol Time Warner, Inc.                                  6.750       04/15/11          7,000             7,328
      Comcast Corp.                                          6.500       01/15/15        400,000           416,770
      Cox Communications Series 144A                         6.450       12/01/36        250,000           246,075
      Viacom, Inc.                                           6.625       05/15/11          7,000             7,230
                                                                                                      ------------
                                                                                                           677,403
                                                                                                      ------------
    Medical Laboratories (0.1%)
      Laboratory Corp. of America                            5.625       12/15/15        400,000           393,239
                                                                                                      ------------
    Metal-Aluminum (0.0%)
      Alcoa, Inc.                                            6.500       06/01/11          7,000             7,306
                                                                                                      ------------
    Office Furnishings-Orig ( 0.1%)
      Steelcase, Inc.                                        6.500       08/15/11        350,000           355,523
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (23.5%) (continued)
  CORPORATE OBLIGATIONS (5.3%) (continued)
    Oil & Gas-Production/Pipeline (0.6%)
      Conocophilips Canada                                   5.625%      10/15/16     $  350,000      $    351,664
      El Paso Natural Gas                                    7.625       08/01/10        300,000           313,500
      Enterprise Products Operations Series B                6.875       03/01/33        350,000           365,457
      Gulfstream Natural Gas Series 144A                     5.560       11/01/15        300,000           295,909
      Magellan Midstream Partners                            5.650       10/15/16        200,000           194,713
      Transcont Gas Pipe Corp.                               8.875       07/15/12        350,000           395,500
                                                                                                      ------------
                                                                                                         1,916,743
                                                                                                      ------------
    Paper and Forest Products (0.2%)
      Abitibi-Consolidated, Inc.                             8.850       08/01/30        200,000           164,000
      Weyerhaeuser Co.                                       7.375       03/15/32        300,000           313,148
                                                                                                      ------------
                                                                                                           477,148
                                                                                                      ------------
    Pharmaceuticals (0.1%)
      Amerisourcebergen Corp. Series                         5.625       09/15/12        300,000           294,922
                                                                                                      ------------
    Real Estate (0.2%)
      New Plan Excel Realty Trust                            7.400       09/15/09        200,000           211,417
      Simon Property Group LP                                3.750       01/30/09        300,000           291,371
                                                                                                      ------------
                                                                                                           502,788
                                                                                                      ------------
    Retail (0.0%)
      Wal-Mart                                               6.875       08/10/09          7,000             7,293
                                                                                                      ------------
    Telecommunication Services (0.3%)
      AT&T Wireless Services, Inc.                           7.875       03/01/11          7,000             7,635
      AT&T Wireless Services, Inc.                           6.250       03/15/11          7,000             7,227
      British Telecom Plc                                    8.625       12/15/10          7,000             7,812
      Deutsche Telekom International                         8.000       06/15/10          7,000             7,580
      France Telecom                                         7.750       03/01/11          7,000             7,625
      Sprint Capital Corp.                                   7.625       01/30/11          7,000             7,495
      Sprint Capital Corp.                                   8.750       03/15/32        400,000           481,444
      Verizon Communications                                 6.940       04/15/28        350,000           366,948
      Verizon Global Funding Corp.                           7.250       12/01/10          7,000             7,462
                                                                                                      ------------
                                                                                                           901,228
                                                                                                      ------------
    Miscellaneous (0.0%)
      Inter-American Development Bank                        7.375       01/15/10          7,000             7,473
      Quebec Province                                        6.125       01/22/11          7,000             7,232
                                                                                                      ------------
                                                                                                            14,705
                                                                                                      ------------

        Total corporate obligations (cost: $15,974,608)                                                 15,821,023
                                                                                                      ------------
        Total long-term notes and bonds (cost: $70,943,988)                                             70,442,745
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2006

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
SHORT-TERM NOTES AND BONDS (7.6%)
  COMMERCIAL PAPER (4.6%)
    Consumer Finance (2.0%)
      General Electric Capital Corp.                         5.303%      01/10/07     $2,000,000      $  1,997,385
      Toyota Motor Credit Corp.                              5.252       04/10/07      2,000,000         1,971,580
      UBS Financial Delaware LLC                             5.323       01/17/07      2,000,000         1,995,333
                                                                                                      ------------
                                                                                                         5,964,298
                                                                                                      ------------
    Insurance (0.6%)
      Prudential Funding Corp.                               5.171       03/13/07      2,000,000         1,979,640
                                                                                                      ------------
    Integrated Energy (0.7%)
      Chevron Texaco Corp.                                   5.282       01/10/07      2,000,000         1,997,395
                                                                                                      ------------
    Telephone Integrated (0.7%)
      Bellsouth Corp.                                        5.293       02/05/07      2,000,000         1,989,850
                                                                                                      ------------
    Transport Services (0.6%)
      United Parcel Services, Inc.                           5.130       04/10/07      2,000,000         1,971,580
                                                                                                      ------------
        Total commercial paper (cost: $13,903,527)                                                      13,902,763
                                                                                                      ------------
  CORPORATE OBLIGATIONS (3.0%)
    Chemicals (1.0%)
      E.I. Du Pont De Nemours Co.                            6.750       09/01/07      2,400,000         2,419,223
      Praxair, Inc.                                          6.625       10/15/07        600,000           605,386
                                                                                                      ------------
                                                                                                         3,024,609
                                                                                                      ------------
    Commercial Banks (0.1%)
      Bank One NA Illinois                                   5.500       03/26/07        200,000           200,016
                                                                                                      ------------
    Cosmetics/Personal Care (0.7%)
      The Procter & Gamble Co.                               4.750       06/15/07      2,000,000         1,996,600
                                                                                                      ------------
    Finance Companies (0.1%)
      CIT Group, Inc.                                        5.500       11/30/07        400,000           400,881
                                                                                                      ------------
    Media (0.1%)
      Cox Enterprises, Inc. Series 144A                      8.000       02/15/07        300,000           300,603
                                                                                                      ------------
    Miscellaneous (0.0%)
      Morgan Stanley Tracers Variable Series 144A            5.668       03/01/07         41,670            41,687
                                                                                                      ------------
    Publishing (1.0%)
      Gannett Co., Inc.                                      5.500       04/01/07      3,000,000         2,996,976
                                                                                                      ------------
        Total corporate obligations (cost: $8,967,139)                                                   8,961,372
                                                                                                      ------------
        Total short-term notes and bonds (cost: $22,870,666)                                            22,864,135
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2006

                        Description                                                     Shares           Value
--------------------------------------------------------                              ----------      ------------
MONEY MARKET MUTUAL FUNDS (4.6%)
   Federated Investors Prime Obligation Fund                                          6,418,272       $  6,418,272
   Goldman Sachs Financial Square Fund                                                7,232,900          7,232,900
                                                                                                      ------------
       Total money market mutual funds (cost: $13,651,172)                                              13,651,172
                                                                                                      ------------
MUTUAL FUNDS (2.1%)
   Federated High Yield Bond Fund                                                         8,091             49,191
   iShares GS $ InvesTop Corporate Bond Fund                                             18,233          1,945,097
   iShares Russell 1000 Value Index Fund                                                  8,500            701,845
   iShares Trust Russell 1000 Growth Index Fund                                          57,600          3,167,999
   Loomis Sayles Global Bond Fund                                                        23,557            362,781
   Neuberger Berman High Income Bond Fund                                                 5,704             52,473
                                                                                                      ------------
       Total mutual funds (cost: $5,724,332)                                                             6,279,386
                                                                                                      ------------
CASH AND CASH EQUIVALENTS (0.0%)
   BONY Cash Reserve (cost: $46,079)                                                     46,079             46,079
                                                                                                      ------------
TOTAL INVESTMENTS (99.7%) (COST: $248,388,584)                                                         299,052,345

OTHER ASSETS LESS LIABILITIES (0.3%)                                                                       935,113
                                                                                                      ------------
NET ASSETS (100.0%)                                                                                   $299,987,458
                                                                                                      ============

Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

* Non-Income producing securities.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2006.

Percentages shown are based on total net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                          DECEMBER 31, 2006 (UNAUDITED)

                   Industry                                 % of Total Net Assets
------------------------------------------------            ---------------------
Common Stock                                                        61.9%
Mortgage-backed and Asset-Backed Securities                         12.1
Corporate Obligations                                                8.3
U.S. Government & Agency Obligations                                 6.1
Commercial Paper                                                     4.6
Money Market Mutual Funds                                            4.6
Mutual Funds                                                         2.1
Cash and Cash Equivalents                                              -
                                                                   -----
                                                                    99.7
Other Assets Less Liabilities                                        0.3
                                                                   -----

TOTAL INVESTMENTS                                                  100.0%
                                                                   =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                          SOCIALLY RESPONSIVE PORTFOLIO
                                DECEMBER 31, 2006

                Description                           Shares                     Value
------------------------------------------          ----------               ------------
COMMON STOCKS (88.5%)
  Aerospace & Defense (2.6%)
    General Dynamics Corp.                               350                 $     26,023
    Precision Castparts Corp.                          1,100                       86,108
                                                                             ------------
                                                                                  112,131
                                                                             ------------
  Apparel (7.3%)
    Columbia Sportswear Co.                            1,700                       94,690
    Kellwood Co.                                       1,950                       63,414
    Liz Claiborne, Inc.                                1,550                       67,363
    Wolverine World Wide, Inc.                         3,400                       96,967
                                                                             ------------
                                                                                  322,434
                                                                             ------------
  Automotive (2.4%)
    Harley-Davidson, Inc.                              1,500                      105,705
                                                                             ------------
  Automotive Components (1.9%)
    Magna International, Inc. Class A                  1,050                       84,578
                                                                             ------------
  Chemicals (1.3%)
    Dow Chemical Co.                                   1,400                       55,916
                                                                             ------------
  Computer Hardware & Software (10.1%)
    American Power Conversion                          3,500                      107,065
    Autodesk, Inc.*                                    2,000                       80,920
    Cisco Systems, Inc.*                               4,200                      114,785
    Dell Inc.*                                         2,000                       50,180
    Hewlett-Packard Co.                                2,200                       90,618
                                                                             ------------
                                                                                  443,568
                                                                             ------------
  Consumer Products (0.3%)
    Helen of Troy, Ltd.*                                 450                       10,917
                                                                             ------------
  Diversified Financial Services (10.2%)
    Aegon NV                                           5,927                      112,316
    Citigroup, Inc.                                    1,550                       86,335
    Federated Investors, Inc.                          2,600                       87,827
    Investment Technology Group, Inc.*                 1,550                       66,464
    JP Morgan Chase & Co.                                950                       45,885
    Washington Mutual, Inc.                            1,050                       47,765
                                                                             ------------
                                                                                  446,592
                                                                             ------------
  Diversified Manufacturing (7.7%)
    Carlisle Cos., Inc.                                1,550                      121,674
    Crane Co.                                          2,400                       87,936
    Illinois Tool Works, Inc.                          1,450                       66,976
    Trinity Industries, Inc.                           1,800                       63,360
                                                                             ------------
                                                                                  339,946
                                                                             ------------
  Electrical Equipment (2.9%)
    Baldor Electric Co.                                2,850                       95,247
    FLIR Systems, Inc.*                                1,000                       31,830
                                                                             ------------
                                                                                  127,077
                                                                             ------------
  Food & Beverage (2.0%)
    The Coca-Cola Co.                                  1,850                       89,263
                                                                             ------------
  Health Care (3.3%)
    McKesson Corp.                                     1,150                       58,305
    Merck & Co., Inc.                                    450                       19,620
    Zimmer Holdings, Inc.*                               875                       68,583
                                                                             ------------
                                                                                  146,508
                                                                             ------------
  Home Furnishings (1.5%)
    Furniture Brands International, Inc.               1,800                       29,214
    La-Z-Boy, Inc.                                     2,900                       34,423
                                                                             ------------
                                                                                   63,637
                                                                             ------------
  Industrial Conglomerates (2.1%)
    General Electric Co.                               2,450                       91,165
                                                                             ------------
  Metals & Mining (2.0%)
    Alcoa, Inc.                                        2,850                       85,529
                                                                             ------------
  Oil & Oil Services (6.5%)
    Royal Dutch Shell PLC ADR                          1,550                      109,724
    Tidewater, Inc.                                    1,750                       84,630
    Valero Energy Corp.                                1,800                       92,088
                                                                             ------------
                                                                                  286,442
                                                                             ------------
  Paper and Forest Products (1.4%)
    Wausau Paper Corp.                                 4,150                       62,209
                                                                             ------------
  Recreation (4.1%)
    Brunswick Corp.                                    2,700                       86,130
    Mattel, Inc.                                       4,150                       94,039
                                                                             ------------
                                                                                  180,169
                                                                             ------------
  Retail (5.0%)
    Bed Bath & Beyond, Inc.*                           1,400                       53,340
    BJ's Wholesale Club, Inc.*                         2,050                       63,776
    Home Depot, Inc.                                   2,500                      100,400
                                                                             ------------
                                                                                  217,516
                                                                             ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                    SOCIALLY RESPONSIVE PORTFOLIO (continued)
                                DECEMBER 31, 2006

                Description                           Shares                     Value
------------------------------------------          ----------               ------------
COMMON STOCKS (88.5%) (continued)
  Semiconductors (4.3%)
    Applied Materials, Inc.                            2,350                 $     43,358
    Intel Corp.                                        3,400                       68,850
    Texas Instruments, Inc.                            2,700                       77,760
                                                                             ------------
                                                                                  189,968
                                                                             ------------
  Telecommunication Services (5.4%)
    Nokia Corp. ADR                                    5,650                      114,808
    Telefonos de Mexico, Class L ADR                   4,400                      124,343
                                                                             ------------
                                                                                  239,151
                                                                             ------------
  Transportation (4.2%)
    Norfolk Southern Corp.                             2,150                      108,124
    Werner Enterprises, Inc.                           4,400                       76,912
                                                                             ------------
                                                                                  185,036
                                                                             ------------

        Total common stocks (cost: $3,792,349)                                  3,885,457
                                                                             ------------

                                         Interest     Maturity    Principal
             Description                   Rate         Date        Amount       Value
------------------------------------    ----------    --------    ---------  ------------
SHORT-TERM NOTES AND BONDS (7.9%)
  COMMERCIAL PAPER (7.9%)
    Consumer Finance (7.9%)
      General Electric Capital Corp.    5.313%        01/23/07    $150,000   $    149,520
      Prudential Funding Corp.          5.272         02/02/07     200,000        199,075
                                                                             ------------
                                                                                  348,595
                                                                             ------------

        Total short-term notes and bonds (cost: $348,595)                         348,595
                                                                             ------------

                                                                   Shares
                                                                 ---------
MONEY MARKET MUTUAL FUNDS (2.5%)
    Federated Investors Prime Obligation Fund                       40,000         40,000
    Goldman Sachs Financial Square Fund                             70,000         70,000
                                                                             ------------
        Total money market mutual funds (cost: $110,000)                          110,000
                                                                             ------------
CASH AND CASH EQUIVALENTS (1.4%)
    BONY Cash Reserve (cost: $60,486)                               60,486         60,486
                                                                             ------------
TOTAL INVESTMENTS (100.3%) (COST: $4,311,430)                                   4,404,538
                                                                             ------------
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)                                      (11,677)
                                                                             ------------
NET ASSET (100.0%)                                                           $  4,392,861
                                                                             ============

* Non-Income producing securities.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2006.

Percentages shown are based on total net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                          SOCIALLY RESPONSIVE PORTFOLIO
                          DECEMBER 31, 2006 (UNAUDITED)

              Industry                                     % of Total Net Assets
---------------------------------------                    ---------------------
Diversified Financial Services                                      10.2%
Computer Hardware & Software                                        10.1
Consumer Finance                                                     7.9
Diversified Manufacturing                                            7.7
Apparel                                                              7.3
Oil & Oil Services                                                   6.5
Telecommunication Services                                           5.4
Retail                                                               5.0
Semiconductors                                                       4.3
Transportation                                                       4.2
Recreation                                                           4.1
Health Care                                                          3.3
Electrical Equipment                                                 2.9
Aerospace & Defense                                                  2.6
Money Market Mutual Funds                                            2.5
Automotive                                                           2.4
Industrial Conglomerates                                             2.1
Food & Beverage                                                      2.0
Metals & Mining                                                      2.0
Automotive Components                                                1.9
Home Furnishings                                                     1.5
Paper and Forest Products                                            1.4
Chemicals                                                            1.3
Consumer Products                                                    0.3
Cash and Cash Equivalents                                            1.4
                                                                   -----
                                                                   100.3
Liabilities in Excess of Other Assets                               (0.3)
                                                                   -----

TOTAL INVESTMENTS                                                  100.0%
                                                                   =====

                          NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio, hereinafter referred to as Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company(R) (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

   ADVISOR CLASS SHARES

   The Fund issues Class O shares and Advisor Class shares of common stock relating to the same investment portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid pursuant to the 12b-1 distribution plan.

   DISTRIBUTION AND SERVICING (12b-1) PLAN

   Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"), the Fund pays insurance companies, broker-dealers, banks, plan sponsors and recordkeepers, and other financial institutions ("Authorized Firms") an aggregate fee in an amount not to exceed, on an annual basis, 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with an Authorized Firm.

   SOCIALLY RESPONSIVE PORTFOLIO

   Effective March 31, 2006, the Fund began offering a new series of shares, the Socially Responsive Portfolio, out of its previously authorized and allocated shares. The Socially Responsive Portfolio offers both Class O shares and Advisor Class shares. It invests primarily in equity securities of companies whose business practices are considered "socially responsible". Like the other Portfolios in the Fund, it currently offers shares only to separate accounts of American United Life Insurance Company(R) (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts.

   INVESTMENTS

   Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price ("NOCP"). Short-term fixed income securities are valued at amortized cost, which approximates value. Fixed income securities for which representative market quotes are readily available are valued at the latest bid price or the mean of the latest bid and ask price. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Directors. Certain securities may be priced using a matrix price as provided by a pricing vendor. U.S. Government obligations are valued at the latest bid price; however, short-term obligations maturing in 60 days or less, when purchased, are valued at amortized cost which approximates value.

   The Money Market Portfolio securities are valued at amortized cost. The Portfolio's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) is responsible for reviewing this method of valuation to ensure that the Portfolio securities are reflected at their fair value.

   Security transactions are recorded on the trade date. Realized gains and losses are determined on specific identification basis.

   Discounts and premiums on securities purchased are amortized over the life of the respective securities.

   INCOME AND EXPENSE

   Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Portfolio expenses are recorded on an accrual basis, and allocated to the share classes based on net assets or another appropriate allocation method, except distribution fees which are allocated only to the Advisor Classes.

   TAXES

   The Fund intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund's policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

   DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

   For the Money Market Portfolio, dividends from net investment income are declared and paid daily. For all other Portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

   ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. RELATED PARTY TRANSACTIONS

   On March 31, 2006, AUL purchased 350,000 shares of the Socially Responsive Portfolio for $3,500,000. The purchase was split evenly between the Class O and Advisor Class shares of the Portfolio (175,000 shares of Class O and 175,000 shares of the Advisor Class). As of December 31, 2006, AUL's investment at value in the Socially Responsive Portfolio Class O shares and the Socially Responsive Portfolio Advisor Class shares is $1,795,005 and $1,791,141, respectively.

   The Fund has an investment advisory agreement with AUL to act as its investment advisor.

   Under the Investment Advisory Agreement, the Investment Advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value                            0.50%
Money Market                     0.40%
Investment Grade Bond            0.50%
Asset Director                   0.50%
Socially Responsive              0.70%

   For Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio, AUL has agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% (1.3% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction. Through December 31, 2006, no expenses have been waived.

   For the Socially Responsive Portfolio, AUL has agreed that its fees may be reduced and other expenses reimbursed if the aggregate expenses of the Portfolio exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1.2% (1.5% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction. Through December 31, 2006, $85,157 has been waived, of which $9,589 is due from AUL. This $85,157 that has been waived is eligible for recoupment until 2009, when its eligibility term expires.

   AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred during the year ended December 31, 2006 were $4,805,018.

   The Fund has agreed to pay AUL a plan fee as prescribed by Rule 12b-1 under the 1940 Act. The plan fee is used by AUL to pay Authorized Firms for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2006 for all portfolios was $184,865.

3. OTHER SERVICE AGREEMENTS

   The Fund has agreements with The Bank of New York (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant.

4. INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2006 were:

                                                                   Portfolio
                                     --------------------------------------------------------------------
                                                                  Investment      Asset        Socially
                                          Value    Money Market   Grade Bond     Director     Responsive
                                     ------------  ------------  ------------- ------------  ------------
Common Stock:
  Purchases                          $ 49,702,930  $          -  $     728,221  $ 31,414,108  $ 3,887,926
  Proceeds from sales                  41,826,760             -      1,232,814    18,170,398       82,688
Corporate Bonds:
  Purchases                                     -             -     29,579,588    16,990,107            -
  Proceeds from sales and maturities            -             -     24,172,535    11,451,777            -
Government Bonds:
  Purchases                                     -             -     55,771,018    39,062,327            -
  Proceeds from sales and maturities            -             -     78,425,870    39,041,531            -

Common stock activity includes mutual fund trades.

5. AUTHORIZED CAPITAL SHARES

   The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 8,000,000 unallocated shares. The remaining shares are allocated to each of the Fund's portfolios as follows:

Value Portfolio - Class O                             25,000,000
Value Portfolio - Advisor Class                       12,000,000
Money Market Portfolio - Class O                     400,000,000
Money Market Portfolio - Advisor Class                80,000,000
Investment Grade Bond Portfolio - Class O             25,000,000
Investment Grade Bond Portfolio - Advisor Class       12,000,000
Asset Director Portfolio - Class O                    36,000,000
Asset Director Portfolio - Advisor Class              12,000,000
Socially Responsive Portfolio - Class O                5,000,000
Socially Responsive Portfolio - Advisor Class          5,000,000
                                                     -----------
                                                     612,000,000
                                                     ===========

6. UNREALIZED APPRECIATION (DEPRECIATION)

   Unrealized appreciation (depreciation) for tax purposes at December 31, 2006, is:

                                                                             Net
                                                                          Unrealized
                               Federal      Unrealized     Unrealized    Appreciation/
                               Tax Cost    Appreciation   Depreciation  (Depreciation)
                            -------------  -------------  ------------  --------------
Value                       $ 318,663,709  $ 100,965,753  $ (9,733,900)   $ 91,231,853
Money Market                  213,808,116              -             -               -
Investment Grade Bond         127,953,834        719,123    (1,695,361)       (976,238)
Asset Director                248,420,978     56,396,693    (5,765,326)     50,631,367
Socially Responsive             4,311,430        263,855      (170,747)         93,108

   The amount of losses recognized for financial reporting purposes in excess of federal income tax reporting purposes as of December 31, 2006, is as follows:

Investment Grade Bond                                       $15,460
Asset Director                                               32,394

7. SHAREHOLDERS

   Shares outstanding at December 31, 2006 are:

                                                         Portfolio
                                ------------------------------------------------------------------
                                           Value                            Money Market
                                ------------------------------     -------------------------------
                                  Class O       Advisor Class        Class O        Advisor Class
                                -----------    ---------------     -----------     ---------------
AUL                                       -                  -               -                   -
AUL American Unit Trust           3,935,228            220,465      30,424,494           1,719,603
AUL Group Retirement
   Annuity Separate Account II    3,916,860            718,588     125,357,704          17,101,220
AUL Pooled Separate Accounts      3,333,303                  -       2,211,156                   -
AUL American Individual
   Unit Trust                       631,812                  -       2,086,083                   -
AUL American Individual
   Variable Annuity Unit Trust    2,593,523                  -      30,637,396                   -
AUL American Individual
   Variable Life Unit Trust         458,991                  -       4,387,463                   -
                                -----------    ---------------     -----------     ---------------
                                 14,869,717            939,053     195,104,296          18,820,823
                                ===========    ===============     ===========     ===============

                                                             Portfolio
                                ------------------------------------------------------------------
                                     Investment Grade Bond                  Asset Director
                                ------------------------------     -------------------------------
                                  Class O       Advisor Class        Class O        Advisor Class
                                -----------    ---------------     -----------     ---------------
AUL                                       -                  -               -                   -
AUL American Unit Trust           2,105,920            104,668       4,488,399             234,848
AUL Group Retirement
   Annuity Separate Account II    4,189,359            223,347       5,361,304           1,273,014
AUL Pooled Separate Accounts      1,897,924                  -               -                   -
AUL American Individual
   Unit Trust                       339,109                  -         617,068                   -
AUL American Individual
   Variable Annuity Unit Trust    2,697,786                  -       3,530,580                   -
AUL American Individual
   Variable Life Unit Trust         374,992                  -         531,558                   -
                                -----------    ---------------     -----------     ---------------
                                 11,605,090            328,015      14,528,909           1,507,862
                                ===========    ===============     ===========     ===============

                                       Socially Responsive
                                ------------------------------
                                  Class O       Advisor Class
                                ------------   ---------------
AUL                                  175,843           175,482
AUL American Unit Trust               68,998                58
AUL Group Retirement Annuity
   Separate Account II                 5,991             3,950
AUL Pooled Separate Accounts               -                 -
AUL American Individual
   Unit Trust                              -                 -
AUL American Individual
   Variable Annuity Unit Trust             -                 -
AUL American Individual
   Variable Life Unit Trust                -                 -
                                ------------   ---------------
                                     250,832           179,490
                                ============   ===============

8. FEDERAL TAX INFORMATION (unaudited)

   The tax components of dividends paid for the years ending December 31, 2006 and December 31, 2005 were as follows:

                                                Value                      Money Market
                                     ---------------------------   --------------------------
                                       12/31/06       12/31/05       12/31/06      12/31/05
                                     ------------   ------------   -----------   ------------
Ordinary income                      $  5,588,967   $  4,979,249   $ 9,373,421   $ 5,208,357
Long-term capital gains                26,057,877     20,793,698             -             -

                                        Investment Grade Bond            Asset Director
                                     ---------------------------   --------------------------
                                       12/31/06       12/31/05       12/31/06      12/31/05
                                     ------------   ------------   ------------   -----------
Ordinary income                      $  6,528,038   $  5,855,463   $  6,567,638   $ 4,258,730
Long-term capital gains                         -              -     11,719,393     8,474,299

                                           Socially Responsive
                                           -------------------
                                                12/31/06
                                                --------
Ordinary income                                  $17,382
Long-term capital gains                                -

   As of December 31, 2006, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

                                                               Investment                      Socially
                                    Value      Money Market    Grade Bond    Asset Director    Responsive
                                ------------  --------------  ------------  ----------------  ------------
Undistributed ordinary income   $      3,180  $           40  $      6,345  $         88,669  $        127
Undistributed long-term gain         255,669               -             -           126,122            -

   Undistributed ordinary income amounts include distributions from short-term capital gains.

   For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2006 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                    Capital Loss
                                    Carryforward   Expiration
                                   -------------- ------------
Investment Grade Portfolio         $       58,824     2011
Investment Grade Portfolio              1,173,557     2014
Money Market Portfolio                         40     2013
Socially Responsive Portfolio              12,231     2014

   Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Investment Grade Portfolio and Socially Responsive Portfolio deferred post-October losses in the amount of $113,390 and $658, respectively, during 2006.

9. INDEMNIFICATIONS

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

10. NEW ACCOUNTING PRONOUNCEMENTS

    In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. It is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

    In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim period within those fiscal years. As of December 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                       VALUE PORTFOLIO - CLASS O
                                                  ----------------------------------------------------------------------
                                                                            For years ended
                                                  ----------------------------------------------------------------------
                                                   Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,       Dec. 31,
                                                     2006           2005           2004           2003           2002
                                                  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                            $     0.39     $     0.29     $     0.23     $     0.19     $     0.19
Net gain (loss) on investments                          2.98           2.11           3.10           5.78          (1.47)
                                                  ----------     ----------     ----------     ----------     ----------
   Total from investment operations                     3.37           2.40           3.33           5.97          (1.28)
                                                  ----------     ----------     ----------     ----------     ----------
Shareholder distributions
   Net investment income                               (0.39)         (0.29)         (0.18)         (0.18)         (0.18)
   Realized gain                                       (1.79)         (1.59)         (1.07)             -          (0.53)
   Return of capital                                       -              -              -              -          (0.02)
                                                  ----------     ----------     ----------     ----------     ----------
Net increase (decrease)                                 1.19           0.52           2.08           5.79          (2.01)
Net asset value at beginning of period                 24.77          24.25          22.17          16.38          18.39
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value at end of period                  $    25.96     $    24.77     $    24.25     $    22.17     $    16.38
                                                  ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         13.5%           9.9%          15.0%          36.5%          (7.0%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  386,081     $  355,415     $  326,227     $  192,940     $  127,527

Ratio to average net assets:
   Expenses                                            0.59%          0.61%          0.60%          0.60%          0.57%
   Net investment income                               1.47%          1.18%          1.00%          1.01%          1.05%

Portfolio turnover rate                                  12%            17%            19%            30%            11%

*  Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                    VALUE PORTFOLIO - ADVISOR CLASS
                                             --------------------------------------------------------------------------
                                                                                                       For the period
                                                               For years ended                       March 31, 2003****
                                             ---------------------------------------------------          through
                                             Dec. 31, 2006      Dec. 31, 2005      Dec. 31, 2004       Dec. 31, 2003
                                             -------------      -------------      -------------     ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                       $        0.32      $        0.23      $        0.18       $        0.10
Net gain on investments                               2.94               2.10               3.06                6.62
                                             -------------      -------------      -------------       -------------
   Total from investment operations                   3.26               2.33               3.24                6.72
                                             -------------      -------------      -------------       -------------
Shareholder distributions
   Net investment income                             (0.33)             (0.25)             (0.15)              (0.12)
   Realized gain                                     (1.79)             (1.59)             (1.07)                  -
   Return of capital                                     -                  -                  -                   -
                                             -------------      -------------      -------------       -------------

Net increase                                          1.14               0.49               2.02                6.60

Net asset value at beginning of period               24.65              24.16              22.14               15.54
                                             -------------      -------------      -------------       -------------
Net asset value at end of period             $       25.79      $       24.65      $       24.16       $       22.14
                                             =============      =============      =============       =============

TOTAL RETURN**                                       13.2%               9.6%              14.6%               43.3%

SUPPLEMENTAL DATA:
Net assets, end of period (000)              $      24,222      $       9,863      $       2,062       $           5

Ratio to average net assets:
   Expenses                                          0.88%              0.92%              0.90%               0.86%***
   Net investment income                             1.22%              0.90%              0.82%               0.76%***

Portfolio turnover rate                                12%                17%                19%                 30%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                     MONEY MARKET PORTFOLIO - CLASS O
                                                  ----------------------------------------------------------------------
                                                                            For years ended
                                                  ----------------------------------------------------------------------
                                                   Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,       Dec. 31,
                                                     2006           2005           2004           2003           2002
                                                  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                            $    0.045     $    0.027     $    0.009     $    0.006     $     0.01
Net gain (loss) on investments                             -              -              -              -              -
                                                  ----------     ----------     ----------     ----------     ----------
   Total from investment operations                    0.045          0.027          0.009          0.006           0.01
                                                  ----------     ----------     ----------     ----------     ----------
Shareholder distributions
   Net investment income                              (0.045)        (0.027)        (0.009)        (0.006)         (0.01)

Net increase (decrease)                                    -              -              -              -              -

Net asset value at beginning of period                  1.00           1.00           1.00           1.00           1.00
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value at end of period                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                          4.6%           2.7%           0.9%           0.6%           1.2%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  195,104     $  179,484     $  190,589     $  208,405     $  244,933

Ratio to average net assets:
   Expenses                                            0.50%          0.51%          0.51%          0.52%          0.48%
   Net investment income                               4.49%          2.69%          0.85%          0.62%          1.20%

*  Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                MONEY MARKET PORTFOLIO - ADVISOR CLASS
                                             --------------------------------------------------------------------------
                                                                                                       For the period
                                                               For years ended                       March 31, 2003****
                                             ---------------------------------------------------          through
                                             Dec. 31, 2006      Dec. 31, 2005      Dec. 31, 2004       Dec. 31, 2003
                                             -------------      -------------      -------------     ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                       $       0.042       $      0.025      $       0.006       $       0.002
Net gain (loss) on investments                           -                  -                  -                   -
                                             -------------      -------------      -------------       -------------
   Total from investment operations                  0.042              0.025              0.006               0.002
                                             -------------      -------------      -------------       -------------
Shareholder distributions
   Net investment income                            (0.042)            (0.025)            (0.006)             (0.002)

Net increase (decrease)                                  -                  -                  -                   -
Net asset value at beginning of period                1.00               1.00               1.00                1.00
                                             -------------      -------------      -------------       -------------
Net asset value at end of period             $        1.00      $        1.00      $        1.00       $        1.00
                                             =============      =============      =============       =============

TOTAL RETURN**                                        4.3%               2.4%               0.6%                0.2%

SUPPLEMENTAL DATA:
Net assets, end of period (000)              $      18,821      $      11,081      $       4,148       $          34

Ratio to average net assets:
   Expenses                                          0.80%              0.81%              0.80%               0.85%***
   Net investment income                             4.24%              2.50%              0.78%               0.20%***

*     Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***   Annualized.
****  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                 INVESTMENT GRADE BOND PORTFOLIO - CLASS O
                                                  ---------------------------------------------------------------------
                                                                            For years ended
                                                  ---------------------------------------------------------------------
                                                   Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,       Dec. 31,
                                                     2006           2005           2004           2003           2002
                                                  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                            $     0.53     $     0.46     $     0.46     $     0.48     $     0.56
Net gain (loss) on investments                         (0.11)         (0.21)         (0.01)          0.06           0.29
                                                  ----------     ----------     ----------     ----------     ----------
   Total from investment operations                     0.42           0.25           0.45           0.54           0.85
                                                  ----------     ----------     ----------     ----------     ----------
Shareholder distributions
   Net investment income                               (0.58)         (0.46)         (0.42)         (0.50)         (0.49)
   Realized gain                                           -              -              -              -          (0.01)
   Return of capital                                       -              -              -              -          (0.01)
                                                  ----------     ----------     ----------     ----------     ----------
Net increase (decrease)                                (0.16)         (0.21)          0.03           0.04           0.34
Net asset value at beginning of period                 10.90          11.11          11.08          11.04          10.70
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value at end of period                  $    10.74     $    10.90     $    11.11     $    11.08     $    11.04
                                                  ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                          3.8%           2.1%           4.1%           4.9%           7.9%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  124,630     $  143,020     $  140,848     $  124,745     $  118,958

Ratio to average net assets:
   Expenses                                            0.64%          0.64%          0.66%          0.65%          0.59%
   Net investment income                               4.86%          4.10%          4.09%          4.24%          5.10%

Portfolio turnover rate                                  67%            35%            55%           143%            97%

*  Net investment income is calculated based on average shares.

** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                            INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS
                                             --------------------------------------------------------------------------
                                                                                                       For the period
                                                               For years ended                       March 31, 2003****
                                             ---------------------------------------------------           through
                                             Dec. 31, 2006      Dec. 31, 2005      Dec. 31, 2004        Dec. 31, 2003
                                             -------------      -------------      -------------     ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                       $        0.50      $        0.43      $        0.42       $        0.29
Net gain (loss) on investments                       (0.11)             (0.22)                 -                0.03
                                             -------------      -------------      -------------       -------------
   Total from investment operations                   0.39               0.21               0.42                0.32
                                             -------------      -------------      -------------       -------------
Shareholder distributions
   Net investment income                             (0.55)             (0.43)             (0.39)              (0.37)
   Realized gain                                         -                  -                  -                   -
   Return of capital                                     -                  -                  -                   -
                                             -------------      -------------      -------------       -------------
Net increase (decrease)                              (0.16)             (0.22)              0.03               (0.05)
Net asset value at beginning of period               10.88              11.10              11.07               11.12
                                             -------------      -------------      -------------       -------------
Net asset value at end of period             $       10.72      $       10.88      $       11.10       $       11.07
                                             =============      =============      =============       =============

TOTAL RETURN**                                        3.5%               1.8%               3.8%                2.9%

SUPPLEMENTAL DATA:
Net assets, end of period (000)              $       3,515      $       2,997      $       2,270       $       1,397

Ratio to average net assets:
   Expenses                                          0.94%              0.94%              0.96%               0.99%***
   Net investment income                             4.58%              3.81%              3.76%               3.97%***

Portfolio turnover rate                                67%                35%                55%                143%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                    ASSET DIRECTOR PORTFOLIO - CLASS O
                                                  ----------------------------------------------------------------------
                                                                            For years ended
                                                  ----------------------------------------------------------------------
                                                   Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,       Dec. 31,
                                                     2006           2005           2004           2003           2002
                                                  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                            $     0.46     $     0.35     $     0.30     $     0.30     $     0.35
Net gain (loss) on investments                          1.43           1.02           1.63           3.36          (0.72)
                                                  ----------     ----------     ----------     ----------     ----------
   Total from investment operations                     1.89           1.37           1.93           3.66          (0.37)
                                                  ----------     ----------     ----------     ----------     ----------

Shareholder distributions
   Net investment income                               (0.44)         (0.33)         (0.29)         (0.28)         (0.33)
   Realized gain                                       (0.78)         (0.67)         (0.75)             -          (0.30)
   Return of capital                                       -              -              -              -          (0.01)
                                                  ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                 0.67           0.37           0.89           3.38          (1.01)
Net asset value at beginning of period                 18.04          17.67          16.78          13.40          14.41
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value at end of period                  $    18.71     $    18.04     $    17.67     $    16.78     $    13.40
                                                  ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         10.5%           7.7%          11.5%          27.5%          (2.6%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  271,853     $  227,950     $  197,688     $  162,254     $  107,053

Ratio to average net assets:
   Expenses                                            0.60%          0.62%          0.61%          0.61%          0.59%
   Net investment income                               2.44%          1.94%          1.77%          2.02%          2.47%

Portfolio turnover rate                                  28%            17%            31%            59%            33%

*  Net investment income is calculated based on average shares.

** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                             ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS
                                             --------------------------------------------------------------------------
                                                                                                       For the period
                                                               For years ended                       March 31, 2003****
                                             ---------------------------------------------------          through
                                             Dec. 31, 2006      Dec. 31, 2005      Dec. 31, 2004       Dec. 31, 2003
                                             -------------      -------------      -------------     ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                       $        0.41      $        0.30      $        0.25       $        0.18
Net gain on investments                               1.42               1.00               1.66                3.82
                                             -------------      -------------      -------------       -------------
   Total from investment operations                   1.83               1.30               1.91                4.00
                                             -------------      -------------      -------------       -------------
Shareholder distributions
   Net investment income                             (0.39)             (0.29)             (0.27)              (0.19)
   Realized gain                                     (0.78)             (0.67)             (0.75)                  -
   Return of capital                                     -                  -                  -                   -
                                             -------------      -------------      -------------       -------------
Net increase                                          0.66               0.34               0.89                3.81
Net asset value at beginning of period               18.00              17.66              16.77               12.96
                                             -------------      -------------      -------------       -------------
Net asset value at end of period             $       18.66      $       18.00      $       17.66       $       16.77
                                             =============      =============      =============       =============

TOTAL RETURN**                                       10.2%               7.3%              11.4%               30.8%

SUPPLEMENTAL DATA:
Net assets, end of period (000)              $      28,135      $      15,679      $       6,635       $         223

Ratio to average net assets:
   Expenses                                          0.90%              0.92%              0.92%               0.89%***
   Net investment income                             2.16%              1.66%              1.50%               1.61%***

Portfolio turnover rate                                28%               17%                31%                  59%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                           SOCIALLY RESPONSIVE PORTFOLIO - CLASS O
                                                           ---------------------------------------
                                                                        For the period
                                                                      March 31, 2006****
                                                                           through
                                                                      December 31, 2006
                                                                      -----------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                                                   $       0.06
Net gain on investments                                                          0.20
                                                                         ------------
   Total from investment operations                                              0.26
                                                                         ------------
Shareholder distributions
   Net investment income                                                        (0.05)
   Realized gain                                                                    -
   Return of capital                                                                -
                                                                         ------------
Net increase                                                                     0.21
Net asset value at beginning of period                                          10.00
                                                                         ------------
Net asset value at end of period                                         $      10.21
                                                                         ============

TOTAL RETURN**                                                                   2.6%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                                          $      2,561
Ratio to average net assets:
   Expenses                                                                     1.20%***
   Expenses before waiver                                                       4.40%***
   Net investment income                                                        0.81%***

Portfolio turnover rate                                                            3%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                           SOCIALLY RESPONSIVE PORTFOLIO - CLASS O
                                                           ---------------------------------------
                                                                        For the period
                                                                      March 31, 2006****
                                                                           through
                                                                      December 31, 2006
                                                                      -----------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                                                   $       0.04
Net gain on investments                                                          0.20
                                                                         ------------
   Total from investment operations                                              0.24
                                                                         ------------
Shareholder distributions
   Net investment income                                                        (0.03)
   Realized gain                                                                    -
   Return of capital                                                                -
                                                                         ------------
Net increase                                                                     0.21
Net asset value at beginning of period                                          10.00
                                                                         ------------
Net asset value at end of period                                         $      10.21
                                                                         ============

TOTAL RETURN**                                                                   2.4%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                                          $      1,832
Ratio to average net assets:
   Expenses                                                                     1.50%***
   Expenses before waiver                                                       4.73%***
   Net investment income                                                        0.51%***

Portfolio turnover rate                                                            3%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                          OTHER INFORMATION (unaudited)

ADVISORY AGREEMENT
At a meeting of the Board of Directors held on February 24, 2006, the Board approved the Advisory Agreement between the Fund and its Advisor, AUL . In considering this matter, the Board considered the nature and extent and quality of services provided by the Investment Advisor, the investment performance of the portfolios, the costs of services and profitability of the Advisor, economies of scale realized by the Fund, and any fallout benefits realized by virtue of the arrangement between the Fund and the Advisor.

The Board considered the quality of the Fund's investment management over both the short and long-term periods, and took into account the organizational depth and stability of the Advisor. The Advisor has been managing investments for more than three decades. The Advisor's portfolio managers have extensive education and experience, several earning MBAs and CFA designations. The Advisor's Chief Compliance Officer has been in the investment management business since 1994. The Advisor adheres to a sound, disciplined investment management process, and the portfolio management team has considerable experience, stability and depth.

The Board concluded that the Advisor's experience, stability, depth and performance, among other factors, warranted continuation of the advisory agreement.

The Board next considered the performance of the portfolios, including any periods of relative out-performance or underperformance. The Board concluded that the portfolios have performed in line with expectations, and that their results have been consistent with their investment strategies. Each of the portfolios provided close tracking of its index benchmark and exceeded the average returns of its peer group, in many cases.

The Board also reviewed the fees and total expenses of the portfolios (each as a percentage of average net assets) and compared such amounts with the average fee and expense levels of other similar portfolios. They also noted the voluntary fee waivers that the Advisor put into effect complex-wide during the past year. They also reviewed the financial strength of the Advisor, ratings from the various rating agencies, and the fee charged by the Advisor for the services under the agreement. Based on the information presented by the Advisor, members of the Board then determined, in their business judgment, that the relatively low level of the fees charged by the Advisor will benefit the portfolios and their shareholders.

Finally, the Board concluded that the expenses are average to below average based on Morningstar peer comparisons. The portfolios have realized economies of scale as they have grown. The cost to shareholders (and, ultimately, to participants) has declined almost 40 basis points from the 1.00% (and the 1.30% for Advisor Class) maximum fee established at inception. Furthermore, the Investment Grade Bond and the Asset Director portfolios have benefited from better pricing, at times, due to the occasional aggregation of trades for these portfolios with trades for the Advisor's general account.

Based on the information provided to the Fund's Board of Directors and the considerations and conclusions above, the Board concluded that the factors considered justified the renewal of the investment advisory agreement for a period of one year continuing until the regularly scheduled meeting of the Board of Directors in February, 2007.

PROXY VOTING POLICIES AND PROCEDURES
A description of the polices and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269. This information is also available by accessing the SEC website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269 (x4198). Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                       MANAGEMENT OF THE FUND (unaudited)

MANAGEMENT INFORMATION

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. The Directors elect the officers of the Fund to actively supervise its day-to-day operations.

                                                                                     NUMBER OF
                                                         PRINCIPAL                   PORTFOLIOS IN   OTHER
                         CURRENT         TERM OF OFFICE  OCCUPATION(S)               FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS,           POSITION        AND LENGTH      DURING THE                  OVERSEEN BY     HELD BY
AND AGE IN 2006          WITH THE FUND   OF SERVICE      PAST 5 YEARS                DIRECTOR        DIRECTOR/NOMINEE
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------
DONALD J. STUHLDREHER    Chairman of     Indefinite,     Retired since 1990               5          None
4210 Statesman Drive     the Board       06/29/2004 to
Indianapolis, IN 46250                   present;
age 71                   Director        12/14/2001 to
                                         present

JEAN L. WOJTOWICZ        Director,       Indefinite,     President, Cambridge             5          First Merchants
7107 Royal Oakland Ct.   Chairman        9/22/2003 to    Capital Management                          Corp.; Vectren
Indianapolis, IN 46236   Audit           present         Corp. (1983-Present)                        Corp.; First
age 49                   Committee                                                                   Internet Bank of
                                                                                                     Indiana

GILBERT F. VIETS         Director        Indefinite,     Deputy Commissioner              5          St. Vincent
760 Wood Court                           9/27/2004 to    and Chief of Staff,                         Indianapolis
Zionsville, IN 46077                     present         Indiana Department of                       Hospital
age 63                                                   Transportation (12/2006
                                                         to present); State of
                                                         Indiana Office of
                                                         Management & Budget
                                                         (2005 to 12/2006);
                                                         Chief Financial Officer/
                                                         Chief Restructuring
                                                         Officer/Special Assistant
                                                         to the Chairman,
                                                         ATA Holdings, Inc.
                                                         (7/2004 to 11/2005);
                                                         Associate Clinical
                                                         Professor, Indiana
                                                         University (8/2002 to
                                                         7/2004)

STEPHEN J. HELMICH       Director        Indefinite,     President, Cathedral High        5          None
307 Galahad Drive                        12/17/2004 to   School (1999 to present)
Franklin, IN 46131                       present
age 57

MANAGEMENT INFORMATION (CONTINUED) (UNAUDITED)

                                                                                 NUMBER OF
                                                          PRINCIPAL              PORTFOLIOS IN   OTHER
                         CURRENT         TERM OF OFFICE   OCCUPATION(S)          FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS,           POSITION        AND LENGTH       DURING THE             OVERSEEN BY     HELD BY
AND AGE IN 2006          WITH THE FUND   OF SERVICE       PAST 5 YEARS           DIRECTOR        DIRECTOR/NOMINEE
----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------
JAMES W. MURPHY          Director        Indefinite,      Senior Vice Pres.           5          None
11800 Pebblepoint Pass                   7/26/1989 to     Corporate Finance
Carmel, IN 46033                         present          American United
age 70                                                    Life Insurance
                                                          Company(R) (5/01/1997
                                                          until his retirement
                                                          on 4/01/2000)

The following table shows the Executive Officers of the Fund, their addresses, their ages, their positions with the Fund, their terms of office and length of time served in such positions, and their principal occupations during the past five years.

                          CURRENT POSITION    TERM OF OFFICE AND    PRINCIPAL OCCUPATIONS DURING
NAME AND AGE IN 2006*     WITH THE FUND       LENGTH OF SERVICE     THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
DAYTON H. MOLENDORP       President           Indefinite,           President & Chief Executive Officer, AUL
age 59                                        9/2004 to             (9/2004 to present); Acting President, AUL
                                              present               (5/2004 to 9/2004); Executive Vice President,
                                                                    AUL (2/2003 to 5/2004); Senior Vice President,
                                                                    Individual Operations, AUL (9/1999 to 2/2003)

CONSTANCE E. LUND         Treasurer           Indefinite,           Senior Vice President, Corporate Finance, AUL
age 53                                        2/2/2000              (1/2000 to present)
                                              to present

THOMAS M. ZUREK           Secretary           Indefinite,           General Counsel and Secretary, AUL (8/2002 to
age 58                                        12/13/2002            present); Partner, Nymast, Good, Voigts, West,
                                              to present            Hansel, and O'Brien (1992-1998; 2001-8/2002);

JOHN C. SWHEAR            Asst. Secretary;    Indefinite,           Assistant General Counsel, AUL (5/2003 to present);
age 45                                        12/13/2002 to         Investment Adviser Chief Compliance Officer, AUL
                                              present;              (06/2004 to present); Senior Counsel, AUL (8/2000 -
                          Chief               Indefinite            5/2003)
                          Compliance          6/29/2004 to
                          Officer             present

*The Executive Officers of the Fund can be reached at One American Square,
 Indianapolis, Indiana 46282.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-249-6269.

                      American United Life          (C) 2006 American United
                      Insurance Company(R)          Life Insurance Company(R).
                      a OneAmerica(R) financial     All rights reserved.
[LOGO OF ONEAMERICA]  partner One American Square,  OneAmerica(R) and the
   ONEAMERICA(R)      P.O. Box 368 Indianapolis,    OneAmerica banner are all
                      IN 46206-0368 www.aul.com     trademarks of OneAmerica
                                                    Financial Partners, Inc.

                                                             P-12757G (1/07)

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) There were no amendments to the Code of Ethics in 2006.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in
    Item 1 of this report.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an exhibit in Item 12 of this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Audit Committee has determined that Ms. Jean L. Wojtowicz is the "audit committee financial expert." This audit committee member is "independent," meaning that she is not an "interested person" of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in her capacity as a Board or committee member).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,500 for 2006 and $44,200 for 2005.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in
                         Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $11,900 for 2006 and $8,600 for 2005.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized the Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant.

    (2) 100% of the services described in paragraphs (b) - (d) of this item were pre-approved by the Audit Committee of the registrant.

(f) No disclosure is required for this Item 4(f) by the registrant in 2005.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $11,900 for 2006 and $8,600 for 2005. The non-audit fees billed by the principal accountant to the registrant's investment adviser are $107,674 for 2006 and $138,255 for 2005.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
       COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The President and Treasurer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

    (b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a- 2(b)) are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) OneAmerica Funds, Inc.

By (Signature and Title)*           /s/ Dayton H. Molendorp
                       ---------------------------------------------------------
                                    Dayton H. Molendorp, President
Date
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Dayton H. Molendorp
                         -------------------------------------------------------
                                    Dayton H. Molendorp, President
Date
    ----------------------------------------------------------------------------

By (Signature and Title)*           /s/ Constance E. Lund
                         -------------------------------------------------------
                                    Constance E. Lund, Treasurer
Date
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.